UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22255

EGA Emerging Global Shares Trust

(Exact name of registrant as specified in charter)

171 East Ridgewood Avenue

Ridgewood, NJ 07450

(Address of principal executive offices) (Zip code)

Robert C. Holderith

171 East Ridgewood Avenue

Ridgewood, NJ 07450

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-201-389-6872

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

EGA Emerging Global Shares Trust

Semi-Annual Report
September 30, 2011

EGShares GEMS Composite ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund)

EGShares Basic Materials GEMS ETF

EGShares Consumer Goods GEMS ETF

EGShares Consumer Services GEMS ETF

EGShares Energy GEMS ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund)

EGShares Financials GEMS ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund)

EGShares Health Care GEMS ETF

EGShares Industrials GEMS ETF

EGShares Technology GEMS ETF

EGShares Telecom GEMS ETF

EGShares Utilities GEMS ETF

EGShares Emerging Markets Metals & Mining ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund)

EGShares Emerging Markets Consumer ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund)

EGShares India Infrastructure ETF
   (formerly Emerging Global Shares INDXX India Infrastructure Index Fund)

EGShares China Infrastructure ETF
   (formerly Emerging Global Shares INDXX China Infrastructure Index Fund)

EGShares Brazil Infrastructure ETF
   (formerly Emerging Global Shares INDXX Brazil Infrastructure Index Fund)

EGShares India Small Cap ETF
   (formerly Emerging Global Shares INDXX India Small Cap Index Fund)

EGShares India Consumer ETF

EGShares Emerging Markets High Income Low Beta ETF

Letter to Shareholders

Dear Shareholder:

The (Exchange Traded Fund) ETF business has again been in the spotlight over the past quarter and the commentary has not always been positive. A blend of misunderstanding by investors and regulators and outright fear from the mutual fund complex have all fueled headlines. Even a senate hearing was held to discuss the impact ETFs may have on market volatility. Most of the noise has been about ETFs that use synthetics as tools to provide underlying exposure and ETFs that are leveraged or inverse. ETFs in Europe favor synthetics while US based ETFs heavily favor holding the actual underlying securities. As you know, EGA funds invest directly in the underlying and do not use any derivatives.

The spotlight seems to be providing a clear picture of the differences, the potential benefits and the less than transparent risks of using derivatives. We view most of the press, both positive and negative, as an opportunity to tell the story of ETFs and help investors understand the differences. Look for upcoming commentary from the ETF industry, which currently has no single point of communication to provide clarity about the variety of ETF products on the market.

The best way to describe the action of the market over the last quarter is manic. The day to day outlook for the developed markets, especially the Eurozone, continues to be either very positive or catastrophic. These uncertainties and the inevitable market volatility that in brings have slowed our growth, but not caused net outflows of assets. The market’s downward bias, however, has caused our AUM (assets under management) to slip from a high of $564MM in May to $477MM at the end of Q3.

EGA has a few important milestones to be proud of. According the the National Stock Exchange (NSE), EGA’s Emerging Market Consumer ETF (ECON) was the top asset gathering emerging markets equity ETF in the year ending September 30, 2011. HILO, the Low Volatility Emerging Market Dividend ETF was number 12 in AUM out of the 26 EM equity ETFs were launched in the US during that time period. NSE data also shows that of the 26 US based ETF firms with AUM greater than $100MM, EGA was the third fastest growing (174%) during that same time period. Seven major firms saw net outflows despite a meaningful amount of fixed income ETFs at both firms. The average firm grew by 7.87%.

Despite the manic market and headwind for all equity investors, we still believe we are right in place at about the right time. As we continue to be the only US based ETF provider that is solely focused on emerging markets, we are now building a strong following under the EGShares brand.

We remain steadfast and positive on the outlook of our company.

Sincerely,

Robert C. Holderith
President
Emerging Global Advisors, LLC

Robert C. Holderith is a registered representative of ALPS Distributors, Inc.

EGA Emerging Global Shares Trust	1

Comments from the Chief Investment Officer & Director of Research

Dear Shareholder:

This letter is being written in late October and the concerns of Europe remain. It is difficult to say that uncertainty has increased when so many presume that a Greek default is certain. So we’ve moved from uncertainty in European sovereign debt risk to greater comfort of less uncertainty in European sovereign debt risk. For portfolio constructors, I do not believe that this degree of “comfort” is indeed comforting. In fact, we remain in time of overall perceived high risk. The cost of portfolio insurance (as applied to the S&P 500 via the time value of index options) remains high. During the 3rd quarter of 2011, the VIX1 index spiked at the beginning of this period from 15 to 22. It dropped back a bit to roughly 17-18 in late July. However, in the most macro of scenarios, global macroeconomic and geopolitical news of all sorts (Euro, Mideast, US, China) led to substantial market declines in the first few weeks of August. VIX spiked from 17 to 48 in two weeks. The cost of hedging an equity portfolio increased 2.8 times quickly. Only in the latter half of 1998 and during the financial crisis of 2008-2009 did VIX break above 40. These are times of perceived high risk.

That is just one data point. The effects of mass migration, in the term of asset flows, was evident in this past quarter. Currency flow favored the USD. Cash was king overall and treasuries continued to have favored status despite providing no returns. It seems zero percent return is a safe place when correlated assets fall in tandem. Fund flows moved to money market and certain bond exposures. For niche fund providers, the “risk off” mentality has been painful.

Still, Emerging Global Advisors has been resilient. Redemption orders have come but not overwhelmingly and there have been creation orders. Clearly, some keen investors still believe in buying low.

It is the outlook that remains as difficult as ever. Twain’s “It is difficult to make predictions, especially about the future” quote provides little comfort. The world needs greater economic certainty however policymakers in the US, Eurozone and Japan are not willing to push in the right direction. At the time of writing this, India has again raised its benchmark rate. China has also made clear and consistent actions to tell the markets of what it is trying to do … temper inflation to provide a soft landing. We see no such consistent policy actions in the developed world to do the opposite … provide economic growth through job creation or investments into innovation. Social unrest in the Mideast and Manhattan will surely continue.

The number one concern for us and investors of high growth markets is if their growth will be dragged down further by the policies in the Western world. Note that I find it very difficult to continue applying the term “emerging market” when they are trying to slow down their emergence while at the same time the so called developed markets are stagnant if not in risk of further economic decline. We need these growth markets.

The economic truths remain as ever. Western investors need yield and capital appreciation. The risk of economic stagnation (never mind a possibility of double dip recession), remain possible for many years if not well through this current decade. Structural issues lead to stagnation in so many forms. Will high unemployment and little wage inflation continue to apply a ceiling on US real estate prices? The balance sheets of US households cannot look promising to retailers and one can extrapolate onwards from there. Add Europe and Japan to this and hope becomes an investment strategy.

The strategy investors must realize is the tailwinds of global growth markets, especially beyond the commonly cited BRICs (Brazil/Russia/India/China) is one to get in front of. Ignoring this simple exercise in geographic diversification is a key portfolio risk for our generation. We continue to focus on the development and management of product tools that provide globally minded investors the means to ride these tailwinds.

Richard Kang
Chief Investment Officer & Director of Research
October 2011

Richard Kang is a registered representative of ALPS Distributors, Inc.

[1]

VIX or The Chicago Board Options Exchange Volatility Index is an index that measures the implied volatility based on the value of S&P 500 index (a benchmark for large cap US stocks) option contracts. The VIX is often called the "fear gauge" since with significant market declines, investors pay more for portfolio insurance in the form of equity index options causing the price of VIX to rise.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call (888) 800-4347 or visit www.emergingglobaladvisors.com to view or download a prospectus online. Read the prospectus carefully before you invest.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

The above commentary is for informational purposes only. Nothing in this commentary should be construed as an offer or recommendation to buy or sell a particular security. The opinions and estimates noted herein are accurate as of October 2011 and are subject to change.

2	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares GEMS Composite ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund)

Industry Breakdown*

Top Ten Holdings*
Gazprom OAO	5.6%
America Movil SAB de CV	4.0
Itau Unibanco Holding SA	3.7
Petroleo Brasileiro SA	3.5
China Construction Bank Corp.	3.1
Industrial and Commercial Bank of China, Ltd.	3.1
Surgutneftegas	3.0
Vale SA	2.9
Reliance Industries, Ltd.	2.9
Banco Bradesco SA	2.8

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares GEMS Composite ETF (ticker: AGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM. The Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by the Industry Classification Benchmark (“ICB”).

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	3

Portfolio Summary (Unaudited)

EGShares Basic Materials GEMS ETF

Industry Breakdown*

Top Ten Holdings*
Vale SA	10.6%
MMC Norilsk Nickel OJSC	8.2
AngloGold Ashanti, Ltd.	6.9
Impala Platinum Holdings, Ltd.	5.9
China Shenhua Energy Co., Ltd.	5.9
Gold Fields, Ltd.	5.3
Uralkali	4.5
Grupo Mexico SAB de CV	4.1
Gerdau SA	3.6
Companhia Siderurgica Nacional SA	3.5

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Basic Materials GEMS ETF (ticker: LGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM. The Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

4	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Consumer Goods GEMS ETF

Industry Breakdown*

Top Ten Holdings*
Companhia de Bebidas das Americas	10.4%
Astra International Tbk PT	8.2
Fomento Economico Mexicano SAB de CV	7.6
ITC, Ltd.	7.1
BRF - Brasil Foods SA	6.6
Hindustan Unilever, Ltd.	5.0
Bajaj Auto, Ltd.	3.8
Tiger Brands, Ltd.	3.3
Hero Motorcorp, Ltd.	3.3
IOI Corp. BHD	3.2

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Consumer Goods GEMS ETF (ticker: GGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	5

Portfolio Summary (Unaudited)

EGShares Consumer Services GEMS ETF

Industry Breakdown*

Top Ten Holdings*
Wal-Mart de Mexico SAB de CV	10.2%
Naspers, Ltd.	9.4
Grupo Televisa SAB	7.6
S.A.C.I. Falabella	6.7
Cencosud SA	6.4
Grupo Elektra SA de CV	5.3
Genting BHD	4.3
Magnit OJSC	3.9
Ctrip.com International, Ltd.	3.7
Shoprite Holdings, Ltd.	3.6

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Consumer Services GEMS ETF (ticker: VGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

6	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Energy GEMS ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund)

Industry Breakdown*

Top Ten Holdings*
Surgutneftegas	6.8%
Reliance Industries, Ltd.	6.5
Gazprom OAO	6.4
Petroleo Brasileiro SA	6.2
CNOOC, Ltd.	6.1
Sasol, Ltd.	5.2
China Petroleum & Chemical Corp.	5.1
LUKOIL OAO	5.0
PetroChina Co., Ltd.	5.0
NovaTek OAO	4.8

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Energy GEMS ETF (ticker: OGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM. The Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	7

Portfolio Summary (Unaudited)

EGShares Financials GEMS ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund)

Industry Breakdown*

Top Ten Holdings*
Banco Bradesco SA	7.6%
Industrial and Commercial Bank of China, Ltd.	7.3
Itau Unibanco Holding SA	7.1
China Construction Bank Corp.	6.7
Bank of China, Ltd.	4.6
Housing Development Finance Corp., Ltd.	4.5
ICICI Bank, Ltd.	4.3
China Life Insurance Co., Ltd.	4.1
Standard Bank Group, Ltd.	4.1
Sberbank of Russia	4.0

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Financials GEMS ETF (ticker: FGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM. The Dow Jones Emerging Markets Financials Titans 30 IndexSM is comprised of publicly traded firms in the “Financials Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

8	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Health Care GEMS ETF

Industry Breakdown*

Top Ten Holdings*
Aspen Pharmacare Holdings, Ltd.	10.2%
Dr. Reddy’s Laboratories, Ltd.	9.1
Sun Pharmaceutical Industries, Ltd.	8.6
Cipla, Ltd.	7.3
Mindray Medical International, Ltd.	5.3
Richter Gedeon Nyrt.	4.2
Mediclinic International, Ltd.	4.2
Sinopharm Group Co.	4.2
Netcare, Ltd.	4.2
Ranbaxy Laboratories, Ltd.	4.1

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Health Care GEMS ETF (ticker: HGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM. The Dow Jones Emerging Markets Health Care Titans 30 IndexSM is comprised of publicly traded firms in the “Health Care Industry,” as defined by ICB

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	9

Portfolio Summary (Unaudited)

EGShares Industrials GEMS ETF

Industry Breakdown*

Top Ten Holdings*
Larsen & Toubro, Ltd.	10.7%
Mahindra & Mahindra, Ltd.	6.8
Bidvest Group, Ltd.	5.5
Sime Darby BHD	5.4
Tata Motors, Ltd.	5.2
Bharat Heavy Electricals, Ltd.	4.8
United Tractors Tbk PT	4.2
China Resources Enterprise, Ltd.	3.5
Inversiones Argos SA	3.5
Embraer SA	3.3

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Industrials GEMS ETF (ticker: IGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM. The Dow Jones Emerging Markets Industrials Titans 30 IndexSM is comprised of publicly traded firms in the “Industrials Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

10	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Technology GEMS ETF

Industry Breakdown*

Top Ten Holdings*
Infosys, Ltd.	10.9%
Baidu, Inc.	8.9
Tata Consultancy Services, Ltd.	7.9
Lenovo Group, Ltd.	6.7
SINA Corp.	4.9
NetEase.com, Inc.	4.8
Wipro, Ltd.	4.6
ZTE Corp.	4.1
Mail.Ru Group Ltd.	3.6
Satyam Computer Services, Ltd.	3.1

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Technology GEMS ETF (ticker: QGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM. The Dow Jones Emerging Markets Technology Titans 30 IndexSM is comprised of publicly traded firms in the “Technology Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	11

Portfolio Summary (Unaudited)

EGShares Telecom GEMS ETF

Industry Breakdown*

Top Ten Holdings*
China Mobile, Ltd.	13.2%
America Movil SAB de CV	9.7
MTN Group, Ltd.	6.1
China Unicom Hong Kong, Ltd.	5.2
China Telecom Corp., Ltd.	4.9
Bharti Airtel, Ltd.	4.8
Telekomunikasi Indonesia Tbk	4.3
Advanced Info Service PCL	4.2
Telecomunicacoes de Sao Paulo SA	3.9
Vodacom Group, Ltd.	3.8

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Telecom GEMS ETF (ticker: TGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM. The Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

12	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Utilities GEMS ETF

Industry Breakdown*

Top Ten Holdings*
Ultrapar Participacoes SA	7.9%
CEZ AS	7.7
Companhia Energetica de Minas Gerais	6.8
Empresa Nacional de Electricidad SA	6.1
Enersis SA	5.8
NTPC, Ltd.	5.2
Federal Hydrogenerating Co. JSC	4.5
Tenaga Nasional BHD	4.2
Tata Power Co., Ltd.	4.1
PGE SA	4.0

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Utilities GEMS ETF (ticker: UGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM. The Dow Jones Emerging Markets Utilities Titans 30 IndexSM is comprised of publicly traded firms in the “Utilities Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	13

Portfolio Summary (Unaudited)

EGShares Emerging Markets Metals & Mining ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund)

Industry Breakdown*

Top Ten Holdings*
MMC Norilsk Nickel OJSC	9.7%
Vale SA	9.6
AngloGold Ashanti, Ltd.	7.0
China Shenhua Energy Co., Ltd.	6.1
Impala Platinum Holdings, Ltd.	6.0
Gold Fields, Ltd.	5.1
Grupo Mexico SAB de CV	4.7
Gerdau SA	3.6
Sterlite Industries India, Ltd.	3.6
KGHM Polska Miedz SA	3.5

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Emerging Markets Metals & Mining ETF (ticker: EMT)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM. The Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM comprised of publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

14	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Emerging Markets Consumer ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund)

Industry Breakdown*

Top Ten Holdings*
Companhia de Bebidas das Americas	10.8%
Astra International Tbk PT	6.9
Wal-Mart de Mexico SAB de CV	6.4
ITC, Ltd.	6.1
Fomento Economico Mexicano SAB de CV	5.6
BRF - Brasil Foods SA	5.6
Naspers, Ltd.	5.1
Grupo Televisa SAB	4.7
S.A.C.I. Falabella	4.2
Cencosud SA	4.0

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Emerging Markets Consumer ETF (ticker: ECON)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry” and “Consumer Services Industry,” as defined by ICB.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	15

Portfolio Summary (Unaudited)

EGShares India Infrastructure ETF
(formerly Emerging Global Shares INDXX India Infrastructure Index Fund)

Industry Breakdown*

Top Ten Holdings*
Idea Cellular, Ltd.	7.2%
Bharti Airtel, Ltd.	7.1
NTPC, Ltd.	5.6
Siemens, Ltd.	5.1
Tata Power Co., Ltd.	5.0
GAIL India, Ltd.	5.0
Tata Motors, Ltd.	4.8
Larsen & Toubro, Ltd.	4.5
Sterlite Industries (India), Ltd.	4.4
Bharat Heavy Electricals, Ltd.	4.4

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares India Infrastructure ETF (ticker: INXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index. The INDXX India Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

16	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares China Infrastructure ETF
(formerly Emerging Global Shares INDXX China Infrastructure Index Fund)

Industry Breakdown*

Top Ten Holdings*
China Unicom Hong Kong, Ltd.	9.8%
China Telecom Corp., Ltd.	8.6
Anhui Conch Cement Co., Ltd.	5.3
China Communications Construction Co., Ltd.	5.0
Jiangxi Copper Co., Ltd.	4.4
China Oilfield Services, Ltd.	4.4
China National Building Material Co., Ltd.	4.4
China Longyuan Power Group Corp.	4.1
Aluminum Corp. of China, Ltd.	4.0
Changsha Zoomlion Heavy Industry Science And
Technology Development Co., Ltd.	3.9

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares China Infrastructure ETF (ticker: CHXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index. The INDXX China Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	17

Portfolio Summary (Unaudited)

EGShares Brazil Infrastructure ETF
(formerly Emerging Global Shares INDXX Brazil Infrastructure Index Fund)

Industry Breakdown*

Top Ten Holdings*
Telecomunicacoes de Sao Paulo SA	10.2%
Ultrapar Participacoes SA	5.9
CCR SA	5.9
Companhia Energetica de Sao Paulo	5.3
CPFL Energia SA	5.2
Embraer SA	4.9
BR Malls Participacoes SA	4.8
Tractebel Energia SA	4.3
Centrais Eletricas Brasileiras SA	4.3
Companhia de Saneamento Basico do Estado
de Sao Paulo	4.2

*	Expressed as a percentage of total investments in securities 9/30/2011. Holdings are subject to change.

EGShares Brazil Infrastructure ETF (ticker: BRXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index. The INDXX Brazil Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

18	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares India Small Cap ETF
(formerly Emerging Global Shares INDXX India Small Cap Index Fund)

Industry Breakdown*

Top Ten Holdings*
Dish TV India, Ltd.	3.9%
Hexaware Technologies, Ltd.	3.6
Chambal Fertilizers & Chemicals, Ltd.	2.9
Arvind, Ltd.	2.7
Havells India, Ltd.	2.6
Indian Bank	2.6
Gujarat Mineral Development Corp., Ltd.	2.5
Amtek Auto, Ltd.	2.4
McLeod Russel India, Ltd.	2.4
Godrej Industries, Ltd.	2.2

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares India Small Cap ETF (ticker: SCIN)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index. The index is a free-float market capitalization weighted stock market index comprised of a representative sample of 75 Indian companies that Indxx LLC determines to be the representative of small market cap companies in India.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	19

Portfolio Summary (Unaudited)

EGShares India Consumer ETF

Industry Breakdown*

Top Ten Holdings*
Hindustan Unilever, Ltd.	6.1%
Hero Motorcorp, Ltd.	5.8
Asian Paints, Ltd.	5.8
Colgate-Palmolive India, Ltd.	5.5
Mahindra & Mahindra, Ltd.	5.4
Nestle India, Ltd.	5.4
Bajaj Auto, Ltd.	5.3
Titan Industries, Ltd.	5.3
ITC, Ltd.	5.0
Dabur India, Ltd.	4.9

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares India Consumer ETF (ticker: INCO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx India Consumer Index, a 30 stock free float adjusted market capitalization index designed to measure the market performance of companies in the consumer sector of India. The index consists of common stocks that are listed on National Stock Exchange and Bombay Stock Exchange.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

20	EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Emerging Markets High Income Low Beta ETF

Industry Breakdown*

Top Ten Holdings*
Kimberly-Clark de Mexico SAB de CV	5.8%
Telecomunicacoes de Sao Paulo SA	5.1
Philippine Long Distance Telephone Co.	4.8
Total Access Communication PCL	4.8
Magyar Telekom Telecommunications PLC	4.8
DiGi.com BHD	4.3
Pretoria Portland Cement Co., Ltd.	4.0
Centrais Eletricas Brasileiras SA	3.6
Public Bank BHD	3.6
Telefonos de Mexico SAB de CV	3.6

*	Expressed as a percentage of total investments in securities as of 9/30/2011. Holdings are subject to change.

EGShares Emerging Markets High Income Low Beta ETF (ticker: HILO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx Emerging Market High Income Low Beta Index. The index consists of as all publicly traded stocks domiciled in Emerging Markets countries, such as Argentina, Chile, Columbia, Czech Republic, Egypt, Hungary, Indonesia, Jordan, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, Slovenia, South Africa, Ukraine, Brazil, China, India, Thailand and Turkey.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

EGA Emerging Global Shares Trust	21

Shareholder Expense Examples (Unaudited)

As a shareholder of an EGA Emerging Global Shares Trust ETF, you incur advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (April 1, 2011 to September 30, 2011).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid Through 9/30/2011” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited) (continued)

	Beginning Account Value 3/31/2011	Ending Account Value 9/30/2011	Annualized Expense Ratios for the Period	Expenses Paid Through 9/30/2011[1]
EGShares GEMS Composite ETF (Consolidated)[2]
Actual	$1,000.00	$734.40	0.75%	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	0.75%	$3.79
EGShares Basic Materials GEMS ETF (Consolidated)[2,3]
Actual	$1,000.00	$751.00	0.85%	$2.01	[4]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Consumer Goods GEMS ETF (Consolidated)[2,3]
Actual	$1,000.00	$941.50	0.85%	$2.23	[4]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Consumer Services GEMS ETF[3]
Actual	$1,000.00	$824.50	0.85%	$2.10	[4]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Energy GEMS ETF (Consolidated)[2,3]
Actual	$1,000.00	$718.30	0.85%	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Financials GEMS ETF (Consolidated)[2,3]
Actual	$1,000.00	$697.40	0.85%	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Health Care GEMS ETF (Consolidated)[2,3]
Actual	$1,000.00	$839.50	0.85%	$2.11	[4]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Industrials GEMS ETF (Consolidated)[2,3]
Actual	$1,000.00	$764.00	0.86%	$2.05	[4]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	0.86%	$4.34
EGShares Technology GEMS ETF (Consolidated)[2,3]
Actual	$1,000.00	$803.00	0.85%	$2.07	[4]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Telecom GEMS ETF (Consolidated)[2,3]
Actual	$1,000.00	$909.00	0.85%	$2.19	[4]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Utilities GEMS ETF (Consolidated)[2,3]
Actual	$1,000.00	$765.50	0.91%	$2.17	[4]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	0.91%	$4.60
EGShares Emerging Markets Metals & Mining ETF (Consolidated)[2]
Actual	$1,000.00	$678.60	0.85%	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Emerging Markets Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$890.20	0.85%	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares India Infrastructure ETF (Consolidated)[2]
Actual	$1,000.00	$757.20	0.85%	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares China Infrastructure ETF
Actual	$1,000.00	$630.40	0.85%	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29

EGA Emerging Global Shares Trust	23

Shareholder Expense Examples (Unaudited) (concluded)

	Beginning Account Value 3/31/2011	Ending Account Value 9/30/2011	Annualized Expense Ratios for the Period	Expenses Paid Through 9/30/2011[1]
EGShares Brazil Infrastructure ETF
Actual	$1,000.00	$787.20	0.85%	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares India Small Cap ETF (Consolidated)[2]
Actual	$1,000.00	$785.40	0.85%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares India Consumer ETF (Consolidated)[2,5]
Actual	$1,000.00	$912.50	0.89%	$1.19	[6]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	0.89%	$4.50
EGShares Emerging High Income Low Beta ETF (Consolidated)[2,7]
Actual	$1,000.00	$859.30	0.85%	$1.23	[8]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29

[1]

Expenses are calculated using each Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the ending account value for the period, multiplied by 183/365 (to reflect the six-month period).

[2]

Expenses for these Funds include the accounts of wholly-owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 in the Notes to Financial Statements.

[3]	The Fund commenced operations on June 23, 2011.
[4]

Expenses are calculated using each Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the ending account value for the period, multiplied by 99/365 (to reflect commencement of operations).

[5]	The Fund commenced operations on August 10, 2011.
[6]

Expenses are calculated using each Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the ending account value for the period, multiplied by 51/365 (to reflect commencement of operations).

[7]	The Fund commenced operations on August 4, 2011.
[8]

Expenses are calculated using each Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the ending account value for the period, multiplied by 57/365 (to reflect commencement of operations).

24	EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares GEMS Composite ETF
July 22, 2009*–September 30, 2011
	0-24.99	80	14.44%	62	11.19%
	25-49.99	98	17.69%	55	9.93%
	50-74.99	60	10.83%	38	6.86%
	75-99.99	52	9.39%	10	1.81%
	>100	70	12.63%	29	5.23%
Total		360	64.98%	194	35.02%
EGShares Basic Materials GEMS ETF
June 23, 2011*–September 30, 2011
	0-24.99	5	7.14%	7	10.00%
	25-49.99	12	17.14%	4	5.71%
	50-74.99	8	11.43%	7	10.00%
	75-99.99	6	8.57%	2	2.86%
	>100	8	11.43%	11	15.72%
Total		39	55.71%	31	44.29%
EGShares Consumer Goods GEMS ETF
June 23, 2011*–September 30, 2011
	0-24.99	7	10.00%	7	10.00%
	25-49.99	9	12.86%	5	7.14%
	50-74.99	8	11.43%	3	4.29%
	75-99.99	9	12.86%	2	2.86%
	>100	10	14.28%	10	14.28%
Total		43	61.43%	27	38.57%
EGShares Consumer Services GEMS ETF
June 23, 2011*–September 30, 2011
	0-24.99	9	12.86%	8	11.43%
	25-49.99	4	5.71%	8	11.43%
	50-74.99	6	8.57%	8	11.43%
	75-99.99	1	1.43%	8	11.43%
	>100	1	1.43%	17	24.28%
Total		21	30.00%	49	70.00%
EGShares Energy GEMS ETF
May 21, 2009*–September 30, 2011
	0-24.99	69	11.60%	50	8.40%
	25-49.99	95	15.97%	49	8.24%
	50-74.99	100	16.81%	41	6.89%
	75-99.99	55	9.24%	22	3.70%
	100	64	10.75%	50	8.40%
Total		383	64.37%	212	35.63%

EGA Emerging Global Shares Trust	25

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Financials GEMS ETF
September 16, 2009*–September 30, 2011
	0-24.99	74	14.40%	61	11.87%
	25-49.99	72	14.01%	53	10.31%
	50-74.99	43	8.36%	49	9.53%
	75-99.99	40	7.78%	19	3.70%
	>100	66	12.84%	37	7.20%
Total		295	57.39%	219	42.61%
EGShares Health Care GEMS ETF
June 23, 2011*–September 30, 2011
	0-24.99	6	8.57%	4	5.71%
	25-49.99	11	15.72%	6	8.57%
	50-74.99	8	11.43%	5	7.14%
	75-99.99	5	7.14%	1	1.43%
	>100	13	18.57%	11	15.72%
Total		43	61.43%	27	38.57%
EGShares Industrials GEMS ETF
June 23, 2011*–September 30, 2011
	0-24.99	7	10.00%	4	5.71%
	25-49.99	5	7.14%	3	4.29%
	50-74.99	9	12.86%	6	8.57%
	75-99.99	7	10.00%	4	5.71%
	>100	13	18.57%	12	17.15%
Total		41	58.57%	29	41.43%
EGShares Technology GEMS ETF
June 23, 2011*–September 30, 2011
	0-24.99	9	12.86%	10	14.28%
	25-49.99	12	17.14%	2	2.86%
	50-74.99	9	12.86%	4	5.71%
	75-99.99	7	10.00%	3	4.29%
	>100	9	12.86%	5	7.14%
Total		46	65.72%	24	34.28%
EGShares Telecom GEMS ETF
June 23, 2011*–September 30, 2011
	0-24.99	12	17.14%	6	8.57%
	25-49.99	13	18.57%	8	11.43%
	50-74.99	10	14.29%	2	2.86%
	75-99.99	8	11.43%	1	1.43%
	>100	4	5.71%	6	8.57%
Total		47	67.14%	23	32.86%
EGShares Utilities GEMS ETF
June 23, 2011*–September 30, 2011
	0-24.99	5	7.14%	9	12.86%
	25-49.99	8	11.43%	9	12.86%
	50-74.99	7	10.00%	5	7.14%
	75-99.99	6	8.57%	3	4.29%
	>100	3	4.29%	15	21.42%
Total		29	41.43%	41	58.57%

26	EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Emerging Markets Metals & Mining ETF
May 21, 2009*–September 30, 2011
	0-24.99	88	14.77%	72	12.08%
	25-49.99	76	12.75%	48	8.05%
	50-74.99	57	9.56%	40	6.72%
	75-99.99	63	10.57%	27	4.53%
	>100	77	12.92%	48	8.05%
Total		361	60.57%	235	39.43%
EGShares Emerging Markets Consumer ETF
September 14, 2010*–September 30, 2011
	0-24.99	42	15.73%	26	9.73%
	25-49.99	62	23.22%	16	5.99%
	50-74.99	56	20.97%	7	2.62%
	75-99.99	30	11.24%	3	1.12%
	>100	17	6.37%	8	3.00%
Total		207	77.53%	60	22.46%
EGShares India Infrastructure ETF
August 11, 2010*–September 30, 2011
	0-24.99	27	9.38%	21	7.29%
	25-49.99	35	12.15%	20	6.94%
	50-74.99	34	11.81%	19	6.60%
	75-99.99	29	10.07%	7	2.43%
	>100	63	21.88%	33	11.46%
Total		188	65.29%	100	34.72%
EGShares China Infrastructure ETF
February 17, 2010*–September 30, 2011
	0-24.99	44	10.76%	34	8.31%
	25-49.99	45	11.00%	34	8.31%
	50-74.99	59	14.43%	27	6.60%
	75-99.99	38	9.29%	18	4.40%
	>100	56	13.69%	54	13.21%
Total		242	59.17%	167	40.83%
EGShares Brazil Infrastructure ETF
February 24, 2010*–September 30, 2011
	0-24.99	6	1.49%	9	2.23%
	25-49.99	10	2.48%	4	0.99%
	50-74.99	13	3.23%	8	1.98%
	75-99.99	16	3.97%	2	0.50%
	>100	328	81.39%	7	1.74%
Total		373	92.56%	30	7.44%
EGShares India Small Cap ETF
July 7, 2010*–September 30, 2011
	0-24.99	32	10.23%	23	7.35%
	25-49.99	33	10.54%	20	6.39%
	50-74.99	34	10.86%	11	3.51%
	75-99.99	40	12.78%	8	2.56%
	>100	78	24.92%	34	10.86%
Total		217	69.33%	96	30.67%

EGA Emerging Global Shares Trust	27

Frequency Distribution of Premium and Discount (Unaudited) (concluded)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares India Consumer ETF
August 10, 2011*–September 30, 2011
	0-24.99	1	2.78%	4	11.11%
	25-49.99	1	2.78%	2	5.55%
	50-74.99	2	5.55%	2	5.55%
	75-99.99	2	5.55%	—	0.00%
	>100	17	47.23%	5	13.90%
Total		23	63.89%	13	36.11%
EGShares Emerging Markets High Income Low Beta ETF
August 4, 2011*–September 30, 2011
	0-24.99	4	10.00%	3	7.50%
	25-49.99	2	5.00%	—	0.00%
	50-74.99	3	7.50%	2	5.00%
	75-99.99	6	15.00%	3	7.50%
	>100	15	37.50%	2	5.00%
Total		30	75.00%	10	25.00%

*	Commencement of Operations.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

28	EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares GEMS Composite ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—99.6%
Brazil—19.0%
Banco Bradesco SA Preference Shares ADR	38,595	$570,820
BRF—Brasil Foods SA ADR	12,004	210,430
Centrais Eletricas Brasileiras SA ADR	33	290
Companhia Brasileira de Distribuicao Grupo Pao de
Acucar Preference Shares ADR	2,397	73,780
Companhia de Bebidas das Americas Preference
Shares ADR	14,771	452,731
Companhia Energetica de Minas Gerais Preference
Shares ADR	7,474	110,914
Companhia Siderurgica Nacional SA ADR	13,895	110,326
Gerdau SA Preference Shares ADR	11,785	84,027
Itau Unibanco Holding SA Preference Shares ADR	48,713	756,026
Petroleo Brasileiro SA ADR	31,736	712,473
Tele Norte Leste Participacoes SA Preference Shares ADR	7,582	72,257
Ultrapar Participacoes SA ADR	7,931	125,548
Vale SA ADR	25,894	590,383
Total Brazil		3,870,005
Chile—2.4%
Cencosud SA	29,968	161,892
Empresa Nacional de Electricidad SA ADR	2,169	94,004
Enersis SA ADR	4,897	82,808
S.A.C.I. Falabella	19,979	158,343
Total Chile		497,047
China—23.1%
Baidu, Inc. ADR*	2,933	313,567
Bank of China, Ltd. Class H	1,017,623	320,264
China Communications Construction Co., Ltd. Class H	80,000	52,718
China Construction Bank Corp. Class H	1,013,350	623,520
China Life Insurance Co., Ltd. Class H	124,500	300,665
China Merchants Holdings International Co., Ltd.	12,000	32,679
China Mobile, Ltd.	43,000	425,871
China Petroleum & Chemical Corp. Class H	396,280	390,948
China Shenhua Energy Co., Ltd. Class H	54,770	218,454
China Telecom Corp., Ltd. Class H	258,000	164,383
China Unicom Hong Kong, Ltd. ADR	40,000	83,445
CNOOC, Ltd.	118,000	197,052
Ctrip.com International, Ltd. ADR*	2,373	76,316
Dongfeng Motor Group Co., Ltd. Class H	42,000	57,836
Industrial and Commercial Bank of China, Ltd.
Class H	1,262,680	619,601
Lenovo Group, Ltd.	89,700	60,954
Mindray Medical International, Ltd. ADR	1,799	42,474
NetEase.com, Inc. ADR*	1,079	41,175
PetroChina Co., Ltd. Class H	400,000	496,869
Shandong Weigao Group Medical Polymer Co., Ltd.
Class H	19,600	22,056
SINA Corp.*	1,538	110,136
Sinopharm Group Co. Class H	6,000	15,993
Sohu.com, Inc.*	686	33,065
ZTE Corp. Class H	5,200	14,963
Total China		4,715,004
Czech Republic—0.6%
CEZ AS	3,149	121,374
Egypt—0.3%
Orascom Construction Industries	1,599	57,074
Hungary—0.2%
Richter Gedeon Nyrt.	249	34,103
India—13.6%
Bharat Heavy Electricals, Ltd.	1,268	42,452
Bharti Airtel, Ltd.	9,878	76,240
Cipla, Ltd.	4,034	23,174
Dr. Reddy’s Laboratories, Ltd. ADR	2,351	70,060
HDFC Bank, Ltd. ADR	4,260	124,179
Hindustan Unilever, Ltd.	7,546	52,479
Housing Development Finance Corp., Ltd.	11,417	149,406
ICICI Bank, Ltd. ADR	7,555	262,309
Infosys, Ltd. ADR	10,256	523,774
ITC, Ltd.	24,653	99,669
Larsen & Toubro, Ltd. GDR	13,731	375,818
Mahindra & Mahindra, Ltd.	3,441	56,542
NTPC, Ltd.	10,007	34,256
Ranbaxy Laboratories, Ltd. GDR	3,060	32,436
Reliance Industries, Ltd. GDR 144A	18,040	587,382
Sun Pharmaceutical Industries, Ltd.	2,929	27,660
Tata Consultancy Services, Ltd.	3,399	71,991
Tata Motors, Ltd. ADR	5,794	89,112
Tata Power Co., Ltd.	14,082	28,710
Wipro, Ltd. ADR	5,511	50,977
Total India		2,778,626
Indonesia—2.7%
Astra International Tbk PT	40,000	289,647
Perusahaan Gas Negara PT	228,000	69,386
Telekomunikasi Indonesia Tbk PT	209,000	180,705
Total Indonesia		539,738
Malaysia—2.3%
Genting BHD	43,900	125,134
IOI Corp. BHD	115,793	168,657
Sime Darby BHD	43,600	115,265
Tenaga Nasional BHD	42,000	68,016
Total Malaysia		477,072
Mexico—8.7%
America Movil SAB de CV Series L	727,722	805,613
Cemex SAB de CV Series CPO*	186,961	59,618
Fomento Economico Mexicano SAB de CV Series UB	42,600	277,229
Grupo Bimbo SAB de CV Series A	47,200	87,371
Grupo Mexico SAB de CV Series B	27,700	65,696
Grupo Televisa SAB Series CPO	53,900	198,260
Wal-Mart de Mexico SAB de CV Series V	120,300	276,617
Total Mexico		1,770,404
Netherlands—0.3%
VimpelCom, Ltd. ADR	5,843	55,684
Poland—0.3%
Asseco Poland SA	1,298	15,963
KGHM Polska Miedz SA	1,112	44,267
Total Poland		60,230
Russia—14.8%
Gazprom OAO ADR	118,074	1,144,137
LUKOIL OAO ADR	9,118	463,650
Magnit OJSC GDR	5,820	111,278
MMC Norilsk Nickel OJSC ADR	18,486	401,701
Mobile TeleSystems ADR	8,209	100,971
Rosneft Oil Co. OJSC GDR	29,101	170,968
Surgutneftegas ADR	75,909	614,863
Total Russia		3,007,568

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	29

Schedule of Investments (Consolidated)†(continued)

EGShares GEMS Composite ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
South Africa—11.3%
AngloGold Ashanti, Ltd.	6,559	$276,504
Aspen Pharmacare Holdings, Ltd.*	5,941	67,435
Bidvest Group, Ltd.	7,383	137,483
Gold Fields, Ltd.	12,920	200,668
Impala Platinum Holdings, Ltd.	12,927	264,117
MTN Group, Ltd.	19,923	328,370
Naspers, Ltd. N Shares	5,151	224,882
Netcare, Ltd.	23,007	37,347
Sasol, Ltd.	8,440	351,517
Shoprite Holdings, Ltd.	5,820	82,170
Standard Bank Group, Ltd.	22,397	258,514
Tiger Brands, Ltd.	2,683	70,086
Total South Africa		2,299,093
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $24,908,807)		20,283,022
Other Assets in Excess of Liabilities—0.4%		84,379
Net Assets—100.0%		$20,367,401

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.
Summary by Industry	Value	% of Net Assets
Automobiles	$493,137	2.4%
Beverages	729,960	3.6
Commercial Banks	3,535,233	17.4
Communications Equipment	14,963	0.1
Computers & Peripherals	60,954	0.3
Construction & Engineering	485,610	2.4
Construction Materials	59,618	0.3
Diversified Telecommunication Services	500,790	2.5
Electric Utilities	412,112	2.0
Electrical Equipment	42,452	0.2
Food & Staples Retailing	705,737	3.5
Food Products	536,544	2.6
Gas Utilities	69,386	0.3
Health Care Equipment & Supplies	64,530	0.3
Health Care Providers & Services	53,340	0.3
Hotels, Restaurants & Leisure	201,450	1.0
Household Products	52,479	0.2
Independent Power Producers & Energy Traders	128,260	0.6
Industrial Conglomerates	252,748	1.2
Insurance	300,665	1.5
Internet Software & Services	497,943	2.4
IT Services	646,742	3.2
Media	423,142	2.1
Metals & Mining	2,037,689	10.0
Multiline Retail	158,343	0.8
Oil, Gas & Consumable Fuels	5,473,861	26.9
Pharmaceuticals	254,868	1.2
Software	15,963	0.1
Thrifts & Mortgage Finance	149,406	0.7
Tobacco	99,669	0.5
Transportation Infrastructure	32,679	0.2
Wireless Telecommunication Services	1,792,749	8.8
Total Investments	20,283,022	99.6
Other Assets in Excess of Liabilities	84,379	0.4
Net Assets	$20,367,401	100.0%

The accompanying notes are an integral part of these financial statements.

30	EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Basic Materials GEMS ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—94.9%
Brazil—16.7%
Companhia Siderurgica Nacional SA ADR	3,151	$25,019
Gerdau SA Preference Shares ADR	3,574	25,483
Vale SA Preference A Shares ADR	3,587	75,327
Total Brazil		125,829
Chile—2.4%
Empresas CMPC SA	5,290	18,101
China—14.5%
Aluminum Corp. of China, Ltd. Class H ADR	885	9,239
China Coal Energy Co., Ltd. Class H	19,000	17,256
China Shenhua Energy Co., Ltd. Class H	10,500	41,880
Jiangxi Copper Co., Ltd. Class H	7,000	12,409
Yanzhou Coal Mining Co., Ltd. ADR	818	17,260
Zijin Mining Group Co., Ltd. Class H	36,000	10,590
Total China		108,634
India—13.4%
Coal India, Ltd.	2,934	19,961
Hindalco Industries, Ltd.	5,838	15,669
Jindal Steel & Power, Ltd.	1,799	18,587
Steel Authority of India, Ltd.	4,040	8,715
Sterlite Industries India, Ltd. ADR	1,693	15,592
Tata Steel, Ltd.	2,587	21,940
Total India		100,464
Indonesia—2.4%
Bumi Resources Tbk PT	81,000	17,969
Mexico—3.9%
Grupo Mexico SAB de CV Series B	12,400	29,409
Poland—2.8%
KGHM Polska Miedz SA	529	21,059
Russia—16.4%
Evraz Group SA GDR*	674	10,609
MMC Norilsk Nickel OJSC ADR	2,700	58,671
Novolipetsk Steel GDR	520	10,649
Severstal GDR	1,048	11,046
Uralkali GDR	933	32,189
Total Russia		123,164
South Africa—22.4%
Anglo American Platinum, Ltd.	309	21,294
AngloGold Ashanti, Ltd. ADR	1,183	48,929
Gold Fields, Ltd. ADR	2,452	37,565
Impala Platinum Holdings, Ltd.	2,068	42,252
Kumba Iron Ore, Ltd.	337	17,895
Total South Africa		167,935
TOTAL INVESTMENTS IN SECURITIES—94.9%
(Cost: $963,348)		712,564
Other Assets in Excess of Liabilities—5.1%		38,247
Net Assets—100.0%		$750,811

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Chemicals	$32,189	4.3%
Metals & Mining	547,948	73.0
Oil, Gas & Consumable Fuels	114,326	15.2
Paper & Forest Products	18,101	2.4
Total Investments	712,564	94.9
Other Assets in Excess of Liabilities	38,247	5.1
Net Assets	$750,811	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	31

Schedule of Investments (Consolidated)†

EGShares Consumer Goods GEMS ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—98.7%
Brazil—18.0%
BRF—Brasil Foods SA ADR	3,475	$60,917
Companhia de Bebidas das Americas
Preference Shares ADR	3,150	96,548
Gafisa SA ADR	2,027	11,696
Total Brazil		169,161
China—8.4%
China Agri-Industries Holdings, Ltd.	17,000	10,810
Dongfeng Motor Group Co., Ltd. Class H	20,000	27,541
Great Wall Motor Co., Ltd. Class H	10,000	11,587
Guangzhou Automobile Group Co., Ltd. Class H	20,000	19,705
Shanda Interactive Entertainment, Ltd. ADR*	324	9,571
Total China		79,214
Colombia—2.7%
Grupo Nutresa SA	2,067	24,940
India—20.3%
Bajaj Auto, Ltd.	1,112	34,875
Hero Motorcorp, Ltd.	767	30,410
Hindustan Unilever, Ltd.	6,644	46,206
ITC, Ltd.	16,330	66,020
United Spirits, Ltd.	855	13,892
Total India		191,403
Indonesia—15.6%
Astra International Tbk PT	10,500	76,032
Gudang Garam Tbk PT	5,000	29,864
Indofood Sukses Makmur Tbk PT	34,500	19,821
Unilever Indonesia Tbk PT	11,500	21,587
Total Indonesia		147,304
Malaysia—9.8%
British American Tobacco Malaysia BHD	1,200	16,794
IOI Corp. BHD	20,700	30,150
Kuala Lumpur Kepong BHD	3,600	23,793
PPB Group BHD	4,200	21,865
Total Malaysia		92,602
Mexico—16.2%
Coca-Cola Femsa SAB de CV ADR	255	22,626
Fomento Economico Mexicano SAB de CV ADR	1,083	70,200
Grupo Bimbo SAB de CV Series A	15,800	29,247
Grupo Modelo SAB de CV Series C	2,700	15,302
Kimberly-Clark de Mexico SAB de CV Class A	2,900	14,951
Total Mexico		152,326
South Africa—3.3%
Tiger Brands, Ltd.	1,181	30,850
Thailand—2.3%
Charoen Pokphand Foods Public Co., Ltd.	25,200	21,686
Turkey—2.1%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,732	20,026
TOTAL INVESTMENTS IN SECURITIES—98.7%
(Cost: $993,265)		929,512
Other Assets in Excess of Liabilities—1.3%		11,792
Net Assets—100.0%		$941,304

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
Summary by Industry	Value	% of Net Assets
Automobiles	$200,150	21.3%
Beverages	238,594	25.3
Food Products	274,079	29.1
Household Durables	11,696	1.2
Household Products	82,744	8.8
Software	9,571	1.0
Tobacco	112,678	12.0
Total Investments	929,512	98.7
Other Assets in Excess of Liabilities	11,792	1.3
Net Assets	$941,304	100.0%

The accompanying notes are an integral part of these financial statements.

32	EGA Emerging Global Shares Trust

Schedule of Investments

EGShares Consumer Services GEMS ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—100.5%
Brazil—4.6%
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar Preference Shares ADR	914	$28,133
Tam SA Preference Shares ADR	629	9,800
Total Brazil		37,933
Chile—16.1%
Cencosud SA	9,831	53,109
Lan Airlines SA ADR	1,179	24,346
S.A.C.I. Falabella	6,980	55,320
Total Chile		132,775
China—7.7%
Air China, Ltd. Class H	18,000	12,694
Ctrip.com International, Ltd. ADR*	963	30,970
New Oriental Education & Technology Group, Ltd. ADR*	864	19,846
Total China		63,510
Colombia—1.8%
Almacenes Exito SA	1,209	14,387
Malaysia—8.9%
AirAsia BHD	14,500	13,762
Genting BHD	12,500	35,631
Genting Malaysia BHD	21,600	23,748
Total Malaysia		73,141
Mexico—24.3%
Grupo Elektra SA de CV	570	43,484
Grupo Televisa SAB ADR	3,441	63,280
TV Azteca SAB de CV Series CPO	17,000	9,072
Wal-Mart de Mexico SAB de CV Series V	36,800	84,618
Total Mexico		200,454
Philippines—2.3%
SM Investments Corp.	1,620	19,340
Russia—5.9%
Magnit OJSC GDR	1,670	31,930
X5 Retail Group NV GDR*	590	16,343
Total Russia		48,273
South Africa—22.9%
Massmart Holdings, Ltd.	756	13,043
Naspers, Ltd. N Shares	1,781	77,755
Pick n Pay Stores, Ltd.	1,474	6,693
Shoprite Holdings, Ltd.	2,113	29,832
Steinhoff International Holdings, Ltd.*	7,177	20,087
Truworths International, Ltd.	2,291	20,091
Woolworths Holdings, Ltd.	4,974	21,655
Total South Africa		189,156
Thailand—3.0%
CP ALL PCL	16,200	25,015
Turkey—3.0%
BIM Birlesik Magazalar AS	639	17,698
Turk Hava Yollari Anonim Ortakligi*	4,906	7,177
Total Turkey		24,875
TOTAL INVESTMENTS IN SECURITIES—100.5%
(Cost: $1,027,782)		828,859
Liabilities in Excess of Other Assets—(0.5)%		(4,232)
Net Assets—100.0%		$824,627

*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Airlines	$67,779	8.2%
Diversified Consumer Services	19,846	2.4
Food & Staples Retailing	320,801	38.9
Hotels, Restaurants & Leisure	90,349	11.0
Household Durables	20,087	2.4
Industrial Conglomerates	19,340	2.4
Media	150,107	18.2
Multiline Retail	76,975	9.3
Specialty Retail	63,575	7.7
Total Investments	828,859	100.5
Liabilities in Excess of Other Assets	(4,232)	(0.5)
Net Assets	$824,627	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	33

Schedule of Investments (Consolidated)†

EGShares Energy GEMS ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—95.9%
Brazil—6.0%
Petroleo Brasileiro SA ADR	40,024	$898,539
Chile—3.1%
Empresas Copec SA	39,579	473,700
China—17.6%
China Oilfield Services, Ltd. Class H	167,655	217,086
China Petroleum & Chemical Corp. Class H	748,066	738,000
CNOOC, Ltd.	529,800	884,730
PetroChina Co., Ltd. Class H	577,000	716,733
Suntech Power Holdings Co., Ltd. ADR*	38,561	89,076
Total China		2,645,625
Colombia—3.7%
Ecopetrol SA ADR	13,754	554,149
Hungary—1.7%
MOL Hungarian Oil and Gas PLC*	3,745	255,172
India—16.0%
Bharat Heavy Electricals, Ltd.	5,062	169,472
Cairn India, Ltd.*	37,391	208,046
GAIL India, Ltd.	34,803	291,748
Indian Oil Corp., Ltd.	40,688	258,750
Oil & Natural Gas Corp., Ltd.	100,991	548,723
Reliance Industries, Ltd. GDR 144A	28,789	937,370
Total India		2,414,109
Poland—3.7%
Polski Koncern Naftowy Orlen SA*	25,344	281,031
Polskie Gornictwo Naftowe i Gazownictwo SA	219,770	270,476
Total Poland		551,507
Russia—29.2%
Gazprom Neft JSC ADR	11,247	196,822
Gazprom OAO ADR	94,574	916,422
LUKOIL OAO ADR	14,128	718,409
NovaTek OAO GDR	5,920	687,904
Rosneft Oil Co. OJSC GDR*	86,019	505,362
Surgutneftegas ADR	120,868	979,031
Tatneft ADR	15,955	396,322
Total Russia		4,400,272
South Africa—5.0%
Sasol, Ltd.	18,122	754,762
Thailand—7.9%
PTT Aromatics & Refining PCL	162,328	128,463
PTT Exploration & Production PCL	89,865	403,287
PTT PCL	55,989	468,301
Thai Oil PCL	112,146	183,092
Total Thailand		1,183,143
Turkey—2.0%
Tupras-Turkiye Petrol Rafinerileri AS	14,378	297,697
TOTAL INVESTMENTS IN SECURITIES—95.9%
(Cost: $18,907,484)		14,428,675
Other Assets in Excess of Liabilities—4.1%		624,010
Net Assets—100.0%		$15,052,685

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.
Summary by Industry	Value	% of Net Assets
Electrical Equipment	$169,472	1.2%
Energy Equipment & Services	217,086	1.5
Gas Utilities	291,748	1.9
Industrial Conglomerates	473,700	3.1
Oil, Gas & Consumable Fuels	13,187,593	87.6
Semiconductors & Semiconductor Equipment	89,076	0.6
Total Investments	14,428,675	95.9
Other Assets in Excess of Liabilities	624,010	4.1
Net Assets	$15,052,685	100.0%

The accompanying notes are an integral part of these financial statements.

34	EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Financials GEMS ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—100.0%
Brazil—15.8%
Banco Bradesco SA Preference Shares ADR	26,479	$391,624
Banco Santander Brasil SA ADS	7,274	53,246
Itau Unibanco Holding SA Preference Shares ADR	23,565	365,729
Total Brazil		810,599
China—34.4%
Agricultural Bank of China, Ltd. Class H	311,000	103,071
Bank of China, Ltd. Class H	749,079	235,748
Bank of Communications Co., Ltd. Class H	82,580	49,751
BOC Hong Kong Holdings, Ltd.	53,200	114,126
China Construction Bank Corp. Class H	557,100	342,787
China Life Insurance Co., Ltd. Class H	88,060	212,663
China Merchants Bank Co., Ltd. Class H	68,275	105,069
China Overseas Land & Investment, Ltd.	48,000	69,798
Industrial and Commercial Bank of China, Ltd. Class H	764,240	375,015
Ping An Insurance Group Co. of China, Ltd. Class H	27,800	157,842
Total China		1,765,870
India—14.7%
HDFC Bank, Ltd. ADR	6,901	201,164
Housing Development Finance Corp., Ltd.	17,678	231,339
ICICI Bank, Ltd. ADR	6,387	221,757
State Bank of India GDR	1,188	100,386
Total India		754,646
Indonesia—2.9%
Bank Central Asia Tbk PT	172,000	150,671
Malaysia—5.5%
CIMB Group Holdings BHD	72,100	157,412
Malayan Banking BHD	49,300	123,540
Total Malaysia		280,952
Poland—4.2%
Bank Pekao SA	2,182	88,984
Powszechna Kasa Oszczednosci Bank Polski SA	12,802	127,991
Total Poland		216,975
Russia—5.5%
Sberbank of Russia ADR*	23,280	206,959
VTB Bank OJSC GDR	17,576	72,729
Total Russia		279,688
South Africa—11.9%
ABSA Group, Ltd.	9,973	166,657
FirstRand, Ltd.	45,214	110,236
Sanlam, Ltd.	37,387	125,800
Standard Bank Group, Ltd.	18,107	208,997
Total South Africa		611,690
Turkey—5.1%
Akbank TAS	25,874	102,136
Turkiye Garanti Bankasi AS	41,333	160,935
Total Turkey		263,071
TOTAL INVESTMENTS IN SECURITIES—100.0%
(Cost: $6,933,696)		5,134,162
Other Assets in Excess of Liabilities—0.0%**		574
Net Assets—100.0%		$5,134,736

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
**	Less than 0.05%
ADR	American Depositary Receipts
ADS	American Depository Shares
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Commercial Banks	$4,226,484	82.3%
Diversified Financial Services	110,236	2.1
Insurance	496,305	9.7
Real Estate Management & Development	69,798	1.4
Thrifts & Mortgage Finance	231,339	4.5
Total Investments	5,134,162	100.0
Other Assets in Excess of Liabilities	574	0.0 **
Net Assets	$5,134,736	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	35

Schedule of Investments (Consolidated)†

EGShares Health Care GEMS ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—100.8%
Chile—1.3%
Banmedica SA	7,371	$10,956
China—17.5%
China Pharmaceutical Group, Ltd.	14,000	3,417
Mindray Medical International, Ltd. ADR	1,906	45,000
Shandong Weigao Group Medical Polymer Co., Ltd.
Class H	28,000	31,508
Shanghai Pharmaceuticals Holding Co., Ltd. Class H*	7,600	16,557
Sinopharm Group Co. Class H	13,200	35,184
WuXi PharmaTech Cayman, Inc. ADR*	1,304	15,179
Total China		146,845
Hungary—4.9%
Egis Gyogyszergyar Nyrt.	81	5,464
Richter Gedeon Nyrt.	261	35,746
Total Hungary		41,210
India—39.9%
Apollo Hospitals Enterprise, Ltd.	1,726	18,331
Aurobindo Pharma, Ltd.	2,709	6,862
Biocon, Ltd.	1,726	11,896
Cipla, Ltd.	10,681	61,360
Divi’s Laboratories, Ltd.	1,345	20,199
Dr. Reddy’s Laboratories, Ltd. ADR	2,578	76,824
Glenmark Pharmaceuticals, Ltd.	2,959	19,512
Piramal Healthcare, Ltd.	1,706	12,457
Ranbaxy Laboratories, Ltd.	3,310	34,729
Sun Pharmaceutical Industries, Ltd.	7,733	73,027
Total India		335,197
Indonesia—4.0%
Kalbe Farma Tbk PT	90,500	33,461
Malaysia—1.2%
Top Glove Corp. BHD	8,000	10,299
Mexico—2.1%
Genomma Lab Internacional SAB de CV Class B*	10,400	17,198
Russia—3.5%
Pharmstandard OJSC GDR*	1,556	29,735
South Africa—23.9%
Adcock Ingram Holdings, Ltd.	2,989	22,361
Aspen Pharmacare Holdings, Ltd.*	7,602	86,289
Life Healthcare Group Holdings, Ltd.	8,967	21,528
Mediclinic International, Ltd.	8,496	35,520
Netcare, Ltd.	21,663	35,166
Total South Africa		200,864
Thailand—2.5%
Bangkok Dusit Medical Services PCL	5,600	11,530
Bumrungrad Hospital PCL	7,400	9,225
Total Thailand		20,755
TOTAL INVESTMENTS IN SECURITIES—100.8%
(Cost: $1,005,427)		846,520
Liabilities in Excess of Other Assets—(0.8)%		(6,875)
Net Assets—100.0%		$839,645

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Biotechnology	$11,896	1.4%
Health Care Equipment & Supplies	86,807	10.3
Health Care Providers & Services	193,997	23.1
Life Sciences Tools & Services	35,378	4.2
Pharmaceuticals	518,442	61.8
Total Investments	846,520	100.8
Liabilities in Excess of Other Assets	(6,875)	(0.8)
Net Assets	$839,645	100.0%

The accompanying notes are an integral part of these financial statements.

36	EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Industrials GEMS ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—100.5%
Brazil—3.3%
Embraer SA ADR	1,001	$25,395
China—27.2%
Anhui Conch Cement Co., Ltd. Class H	9,000	24,972
Beijing Enterprises Holdings, Ltd.	4,000	20,348
BYD Co., Ltd. Class H*	5,500	9,312
China Communications Construction Co., Ltd. Class H	38,000	25,041
China COSCO Holdings Co., Ltd. Class H	25,000	10,405
China Merchants Holdings International Co., Ltd.	8,000	21,786
China National Building Material Co., Ltd. Class H	24,000	20,748
China Railway Construction Corp., Ltd. Class H	18,500	7,866
China Railway Group, Ltd. Class H	37,000	7,510
China Resources Enterprise, Ltd.	8,000	26,924
Citic Pacific, Ltd.	10,000	14,310
Weichai Power Co., Ltd. Class H	4,000	18,421
Total China		207,643
Colombia—3.5%
Inversiones Argos SA	2,982	26,893
Egypt—3.2%
Orascom Construction Industries	691	24,664
India—35.8%
Adani Enterprises, Ltd.	2,132	22,935
Ambuja Cements, Ltd.	7,806	23,733
Bharat Heavy Electricals, Ltd.	1,101	36,861
Jaiprakash Associates, Ltd.	10,759	15,982
Larsen & Toubro, Ltd.	2,953	81,858
Mahindra & Mahindra, Ltd.	3,163	51,974
Tata Motors, Ltd. ADR	2,603	40,034
Total India		273,377
Indonesia—4.3%
United Tractors Tbk PT	13,000	32,537
Malaysia—7.4%
MISC BHD	8,200	15,077
Sime Darby BHD	15,600	41,242
Total Malaysia		56,319
Mexico—4.6%
Cemex SAB de CV ADR*	7,409	23,412
Grupo Carso SAB de CV Series A	5,200	12,107
Total Mexico		35,519
South Africa—8.4%
Bidvest Group, Ltd.	2,282	42,494
Imperial Holdings, Ltd.	1,671	21,877
Total South Africa		64,371
Thailand—2.8%
Siam Cement PCL	2,500	21,071
TOTAL INVESTMENTS IN SECURITIES—100.5%
(Cost: $1,006,680)		767,789
Liabilities in Excess of Other Assets—(0.5)%		(3,588)
Net Assets—100.0%		$764,201

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
Summary by Industry	Value	% of Net Assets
Aerospace & Defense	$25,395	3.3%
Automobiles	101,320	13.3
Chemicals	21,877	2.9
Construction & Engineering	146,939	19.2
Construction Materials	140,829	18.4
Electrical Equipment	36,861	4.8
Food & Staples Retailing	26,924	3.5
Industrial Conglomerates	146,483	19.2
Machinery	50,958	6.7
Marine	25,482	3.3
Trading Companies & Distributors	22,935	3.0
Transportation Infrastructure	21,786	2.9
Total Investments	767,789	100.5
Liabilities in Excess of Other Assets	(3,588)	(0.5)
Net Assets	$764,201	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	37

Schedule of Investments (Consolidated)†

EGShares Technology GEMS ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—100.6%
Chile—2.7%
Sonda SA	10,154	$21,725
China—44.1%
AsiaInfo-Linkage, Inc.*	1,758	12,974
Baidu, Inc. ADR*	669	71,523
China Communications Services Corp., Ltd. Class H	50,000	23,122
Lenovo Group, Ltd.	80,000	54,363
NetEase.com, Inc. ADR*	1,016	38,771
SINA Corp.*	553	39,600
Sohu.com, Inc.*	503	24,245
Spreadtrum Communications, Inc. ADR	1,157	20,768
TCL Communication Technology Holdings, Ltd.	25,000	10,469
Travelsky Technology, Ltd. Class H	35,000	15,511
VanceInfo Technologies, Inc. ADR*	1,456	9,799
ZTE Corp. Class H	11,400	32,803
Total China		353,948
India—43.6%
3i Infotech, Ltd.	13,570	7,273
Financial Technologies India, Ltd.	1,096	18,187
GTL, Ltd.	6,032	7,168
Infosys, Ltd. ADR	1,724	88,045
Mphasis, Ltd.	2,624	18,418
Oracle Financial Sevices Software, Ltd.*	523	20,294
Patni Computer Systems, Ltd. ADR*	1,407	16,406
Rolta India, Ltd.	5,721	9,672
Satyam Computer Services, Ltd.*	17,572	25,259
Sterling International Enterprises, Ltd.*	4,996	21,825
Tata Consultancy Services, Ltd.	3,016	63,879
Tech Mahindra, Ltd.	1,377	16,143
Wipro, Ltd. ADR	4,039	37,361
Total India		349,930
Poland—2.5%
Asseco Poland SA	1,659	20,403
Russia—3.7%
Mail.ru Group Ltd. GDR*	1,005	29,396
South Africa—2.7%
DataTec, Ltd.	4,544	21,490
Turkey—1.3%
Aselsan Elektronik Sanayi Ve Ticaret AS	2,644	10,437
TOTAL INVESTMENTS IN SECURITIES—100.6%
(Cost: $1,005,543)		807,329
Liabilities in Excess of Other Assets—(0.6)%		(4,473)
Net Assets—100.0%		$802,856

†	The Consolidated Schedule of Investments includes the account of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Aerospace & Defense	$10,437	1.3%
Communications Equipment	43,272	5.4
Computers & Peripherals	54,363	6.8
Diversified Telecommunication Services	23,122	2.9
Electronic Equipment, Instruments & Components	21,490	2.7
Energy Equipment & Services	21,825	2.7
Internet Software & Services	203,535	25.3
IT Services	319,587	39.8
Semiconductors & Semiconductor Equipment	20,768	2.6
Software	88,930	11.1
Total Investments	807,329	100.6
Liabilities in Excess of Other Assets	(4,473)	(0.6)
Net Assets	$802,856	100.0%

The accompanying notes are an integral part of these financial statements.

38	EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Telecom GEMS ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—99.2%
Brazil—9.5%
Brasil Telecom SA ADR*	740	$12,920
Tele Norte Leste Participacoes SA Preference Shares ADR	1,801	17,164
Telecomunicacoes de Sao Paulo SA Preference Shares ADR	1,331	35,205
Tim Participacoes SA ADR	882	20,780
Total Brazil		86,069
China—23.1%
China Mobile, Ltd.	12,000	118,848
China Telecom Corp., Ltd. Class H	70,000	44,600
China Unicom Hong Kong, Ltd. ADR	2,302	46,961
Total China		210,409
Egypt—1.5%
Orascom Telecom Holding SAE*	23,871	13,286
Hungary—1.2%
Magyar Telekom Telecommunications PLC	4,754	10,631
India—6.0%
Bharti Airtel, Ltd.	5,605	43,261
Reliance Communications, Ltd.	7,505	10,995
Total India		54,256
Indonesia—4.3%
Telekomunikasi Indonesia Tbk PT ADR	1,181	39,056
Malaysia—9.3%
Axiata Group BHD	16,500	23,774
DiGi.com BHD	2,100	20,010
Maxis BHD	14,800	24,663
Telekom Malaysia BHD	13,000	16,655
Total Malaysia		85,102
Mexico—12.3%
America Movil SAB de CV Series L ADR	3,968	87,613
Telefonos de Mexico SAB de CV Series L ADR	1,651	24,682
Total Mexico		112,295
Morocco—2.2%
Maroc Telecom SA	1,201	20,588
Netherlands—2.1%
VimpelCom, Ltd. ADR	2,011	19,165
Philippines—2.7%
Philippine Long Distance Telephone Co. ADR*	491	24,319
Poland—2.5%
Telekomunikacja Polska SA	4,327	22,879
Russia—3.1%
Mobile TeleSystems ADR*	2,281	28,056
South Africa—10.9%
MTN Group, Ltd.	3,342	55,083
Telkom SA, Ltd.	2,302	9,172
Vodacom Group, Ltd.	3,083	34,653
Total South Africa		98,908
Thailand—4.1%
Advanced Info Service PCL	9,100	37,471
Turkey—4.4%
Turk Telekomunikasyon AS	4,204	18,042
Turkcell Iletisim Hizmetleri AS ADR*	1,911	21,556
Total Turkey		39,598
TOTAL INVESTMENTS IN SECURITIES—99.2%
(Cost: $1,000,603)		902,088
Other Assets in Excess of Liabilities—0.8%		7,142
Net Assets—100.0%		$909,230

†	The Consolidated Schedule of Investments includes the account of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
Summary by Industry	Value	% of Net Assets
Diversified Telecommunication Services	$318,555	35.0%
Wireless Telecommunication Services	583,533	64.2
Total Investments	902,088	99.2
Other Assets in Excess of Liabilities	7,142	0.8
Net Assets	$909,230	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	39

Schedule of Investments (Consolidated)†

EGShares Utilities GEMS ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—100.8%
Brazil—25.7%
Centrais Eletricas Brasileiras SA ADR	2,964	$25,994
Companhia de Saneamento Basico do
Estado de Sao Paulo ADR	487	22,573
Companhia Energetica de Minas Gerais
Preference Shares ADR	3,524	52,296
Companhia Paranaense de Energia-Copel
Preference Shares ADR	913	16,626
CPFL Energia SA ADR	803	17,786
Ultrapar Participacoes SA ADR	3,867	61,215
Total Brazil		196,490
Chile—15.7%
Companhia General de Electricidad SA	2,700	11,502
Colbun SA	67,240	16,668
Empresa Nacional de Electricidad SA ADR	1,091	47,284
Enersis SA ADR	2,629	44,456
Total Chile		119,910
China—5.3%
China Resources Power Holdings Co., Ltd.	14,000	21,329
Datang International Power Generation Co., Ltd. Class H	28,000	7,194
Huaneng Power International, Inc. ADR	715	12,033
Total China		40,556
Colombia—2.4%
Interconexion Electrica SA ESP	3,027	18,199
Czech Republic—7.7%
CEZ AS	1,519	59,131
India—16.9%
NTPC, Ltd.	11,615	39,760
Petronet LNG, Ltd.	3,420	11,166
Power Grid Corp. of India, Ltd.	13,063	26,259
Reliance Infrastructure, Ltd.	1,410	10,752
Rural Electrification Corp., Ltd.	2,611	9,271
Tata Power Co., Ltd.	15,680	31,968
Total India		129,176
Indonesia—3.8%
Perusahaan Gas Negara PT	94,500	28,759
Malaysia—9.8%
Petronas Chemicals Group BHD	11,100	19,332
Tenaga Nasional BHD	19,800	32,064
YTL Corp. BHD	30,300	12,623
YTL Power International BHD	20,500	10,916
Total Malaysia		74,935
Philippines—3.1%
Aboitiz Power Corp.	17,000	11,081
Manila Electric Co.	2,440	13,058
Total Philippines		24,139
Poland—5.9%
PGE SA	5,261	31,079
Tauron Polska Energia SA	9,311	14,430
Total Poland		45,509
Russia—4.5%
Federal Hydrogenerating Co. JSC ADR	10,077	34,665
TOTAL INVESTMENTS IN SECURITIES—100.8%
(Cost: $997,962)		771,469
Liabilities in Excess of Other Assets—(0.8)%		(5,949)
Net Assets—100.0%		$765,520

†	The Consolidated Schedule of Investments includes the account of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
Summary by Industry	Value	% of Net Assets
Chemicals	$19,332	2.5%
Diversified Financial Services	9,271	1.2
Electric Utilities	440,267	57.5
Gas Utilities	28,759	3.8
Independent Power Producers & Energy Traders	155,348	20.3
Multi-Utilities	23,539	3.1
Oil, Gas & Consumable Fuels	72,381	9.5
Water Utilities	22,572	2.9
Total Investments	771,469	100.8
Liabilities in Excess of Other Assets	(5,949)	(0.8)
Net Assets	$765,520	100.0%

The accompanying notes are an integral part of these financial statements.

40	EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Metals & Mining ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—99.6%
Brazil—16.5%
Companhia Siderurgica Nacional SA ADR	71,194	$565,280
Gerdau SA Preference Shares ADR	87,069	620,802
Usinas Siderurgicas de Minas Gerais SA
Preference A Shares ADR	43	268
Vale SA ADR	71,980	1,641,144
Total Brazil		2,827,494
China—16.4%
Aluminum Corp. of China, Ltd. Class H	473,564	211,696
China Coal Energy Co., Ltd. Class H	506,267	459,785
China Shenhua Energy Co., Ltd. Class H	260,019	1,037,103
Jiangxi Copper Co., Ltd. Class H	218,641	387,584
Yanzhou Coal Mining Co., Ltd. Class H	240,720	529,385
Zijin Mining Group Co., Ltd. Class H	630,900	185,589
Total China		2,811,142
India—13.5%
Coal India, Ltd.	49,580	337,316
Hindalco Industries, Ltd.	116,050	311,481
Jindal Steel & Power, Ltd.	31,480	325,245
JSW Steel, Ltd.	14,380	173,823
Steel Authority of India, Ltd.	58,600	126,413
Sterlite Industries India, Ltd. ADR	67,333	620,137
Tata Steel, Ltd.	48,990	415,477
Total India		2,309,892
Indonesia—3.1%
Bumi Resources Tbk PT	2,430,590	539,209
Mexico—7.9%
Grupo Mexico SAB de CV Series B	341,125	809,046
Industrias Penoles SAB de CV	14,910	551,464
Total Mexico		1,360,510
Poland—3.5%
KGHM Polska Miedz SA	15,096	600,950
Russia—14.4%
Evraz Group SA GDR*	11,980	188,565
MMC Norilsk Nickel OJSC ADR	76,486	1,662,041
Novolipetsk Steel GDR	16,108	329,892
Severstal GDR	27,062	285,234
Total Russia		2,465,732
South Africa—23.0%
Anglo American Platinum, Ltd.	8,001	551,374
AngloGold Ashanti, Ltd.	28,270	1,191,763
Gold Fields, Ltd.	56,299	874,413
Impala Platinum Holdings, Ltd.	50,356	1,028,843
Kumba Iron Ore, Ltd.	5,360	284,619
Total South Africa		3,931,012
Turkey—1.3%
Eregli Demir ve Celik Fabrikalari TAS	129,346	226,075
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $22,493,426)		17,072,016
Other Assets in Excess of Liabilities—0.4%		64,858
Net Assets—100.0%		$17,136,874

†	The Consolidated Schedule of Investments includes the account of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Metals & Mining	$14,169,218	82.7%
Oil, Gas & Consumable Fuels	2,902,798	16.9
Total Investments	17,072,016	99.6
Other Assets in Excess of Liabilities	64,858	0.4
Net Assets	$17,136,874	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	41

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Consumer ETF
(formerly Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—99.4%
Brazil—18.2%
BRF—Brasil Foods SA ADR	710,304	$12,451,629
Companhia Brasileira de Distribuicao Grupo Pao de
Acucar Preference Shares ADR	143,823	4,426,872
Companhia de Bebidas das Americas Preference
Shares ADR	787,743	24,144,323
Total Brazil		41,022,824
Chile—9.8%
Cencosud SA	1,653,368	8,931,772
Lan Airlines SA ADR	181,946	3,757,185
S.A.C.I. Falabella	1,180,300	9,354,465
Total Chile		22,043,422
China—5.8%
Ctrip.com International, Ltd. ADR*	166,548	5,356,184
Dongfeng Motor Group Co., Ltd. Class H	3,098,496	4,266,788
New Oriental Education & Technology Group, Inc. ADR*	146,464	3,364,278
Total China		12,987,250
Colombia—1.6%
Grupo Nutresa SA	290,391	3,503,837
India—13.8%
Bajaj Auto, Ltd.	158,078	4,957,629
Hero Motorcorp, Ltd.	110,743	4,390,714
Hindustan Unilever, Ltd.	1,151,693	8,009,528
ITC, Ltd.	3,379,673	13,663,609
Total India		31,021,480
Indonesia—6.9%
Astra International Tbk PT	2,130,256	15,425,574
Malaysia—6.8%
Genting BHD	2,405,220	6,855,913
Genting Malaysia BHD	3,325,180	3,655,875
IOI Corp. BHD	3,306,920	4,816,657
Total Malaysia		15,328,445
Mexico—19.0%
Fomento Economico Mexicano SAB de CV Series UB	1,936,600	12,602,831
Grupo Bimbo SAB de CV Series A	2,861,100	5,296,131
Grupo Televisa SAB Series CPO	2,870,800	10,559,670
Wal-Mart de Mexico SAB de CV Series V	6,235,500	14,337,851
Total Mexico		42,796,483
Russia—4.0%
Magnit OJSC GDR	302,493	5,783,666
X5 Retail Group NV GDR*	115,554	3,200,846
Total Russia		8,984,512
South Africa—13.5%
Massmart Holdings, Ltd.	161,867	2,792,720
Naspers, Ltd. N Shares	259,868	11,345,284
Shoprite Holdings, Ltd.	326,140	4,604,606
Steinhoff International Holdings, Ltd.*	1,230,269	3,443,302
Tiger Brands, Ltd.	166,840	4,358,249
Truworths International, Ltd.	434,675	3,811,943
Total South Africa		30,356,104
TOTAL INVESTMENTS IN SECURITIES—99.4%
(Cost: $247,922,247)		223,469,931
Other Assets in Excess of Liabilities—0.6%		1,433,086
Net Assets—100.0%		$224,903,017

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Airlines	$3,757,185	1.7%
Automobiles	29,040,705	12.9
Beverages	36,747,154	16.3
Diversified Consumer Services	3,364,278	1.5
Food & Staples Retailing	44,078,333	19.6
Food Products	30,426,503	13.5
Hotels, Restaurants & Leisure	15,867,972	7.1
Household Durables	3,443,302	1.5
Household Products	8,009,528	3.6
Media	21,904,954	9.7
Multiline Retail	9,354,465	4.2
Specialty Retail	3,811,943	1.7
Tobacco	13,663,609	6.1
Total Investments	223,469,931	99.4
Other Assets in Excess of Liabilities	1,433,086	0.6
Net Assets	$224,903,017	100.0%

The accompanying notes are an integral part of these financial statements.

42	EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares India Infrastructure ETF
(formerly Emerging Global Shares INDXX India Infrastructure Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—99.6%
Automobiles—4.8%
Tata Motors, Ltd.	952,283	$3,034,278
Construction & Engineering—5.1%
IRB Infrastructure Developers, Ltd.	123,635	411,359
Larsen & Toubro, Ltd.	103,010	2,855,465
Total Construction & Engineering		3,266,824
Construction Materials—11.4%
ACC, Ltd.	118,037	2,647,668
Ambuja Cements, Ltd.	915,287	2,782,772
Ultra Tech Cement, Ltd.	80,106	1,867,259
Total Construction Materials		7,297,699
Electric Utilities—11.0%
Power Grid Corp. of India, Ltd.	1,134,356	2,280,293
Reliance Infrastructure, Ltd.	199,239	1,519,261
Tata Power Co., Ltd.	1,574,350	3,209,777
Total Electric Utilities		7,009,331
Electrical Equipment—5.6%
Bharat Heavy Electricals, Ltd.	83,983	2,811,694
Suzlon Energy, Ltd.*	1,027,040	764,382
Total Electrical Equipment		3,576,076
Gas Utilities—6.1%
GAIL India, Ltd.	378,645	3,174,124
Gujarat State Petronet, Ltd.	325,750	702,050
Total Gas Utilities		3,876,174
Independent Power Producers & Energy Traders—8.2%
GMR Infrastructure, Ltd.*	1,125,140	621,440
NTPC, Ltd.	1,035,433	3,544,469
Reliance Power, Ltd.*	700,437	1,097,673
Total Independent Power Producers & Energy Traders		5,263,582
Industrial Conglomerates—8.7%
Jaiprakash Associates, Ltd.	1,539,763	2,287,244
Siemens, Ltd.	191,331	3,272,844
Total Industrial Conglomerates		5,560,088
Machinery—1.8%
Cummins India, Ltd.	138,570	1,172,221
Metals & Mining—10.7%
Steel Authority of India, Ltd.	799,615	1,724,948
Sterlite Industries (India), Ltd.	1,217,467	2,826,462
Tata Steel, Ltd.	268,380	2,276,093
Total Metals & Mining		6,827,503
Oil, Gas & Consumable Fuels—1.8%
Petronet LNG, Ltd.	360,740	1,177,791
Real Estate Management & Development—6.4%
DLF, Ltd.	585,005	2,614,754
Housing Development & Infrastructure, Ltd.*	272,723	545,446
Unitech, Ltd.	1,733,838	927,546
Total Real Estate Management & Development		4,087,746
Transportation Infrastructure—1.6%
Mundra Port and Special Economic Zone, Ltd.	306,436	1,028,336
Wireless Telecommunication Services—16.4%
Bharti Airtel, Ltd.	586,578	4,527,340
Idea Cellular, Ltd.*	2,265,072	4,555,581
Reliance Communications, Ltd.	938,893	1,375,510
Total Wireless Telecommunication Services		10,458,431
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $86,243,115)		63,636,080
Other Assets in Excess of Liabilities—0.4%		251,358
Net Assets—100.0%		$63,887,438

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	43

Schedule of Investments

EGShares China Infrastructure ETF
(formerly Emerging Global Shares INDXX China Infrastructure Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—99.6%
Construction & Engineering—8.6%
China Communications Construction Co., Ltd. Class H	950,216	$626,174
China Railway Construction Corp., Ltd. Class H	559,503	237,895
China Railway Group, Ltd. Class H	1,106,377	224,552
Total Construction & Engineering		1,088,621
Construction Materials—12.0%
Anhui Conch Cement Co., Ltd. Class H	239,115	663,462
BBMG Corp. Class H	398,854	300,239
China National Building Material Co., Ltd. Class H	636,508	550,268
Total Construction Materials		1,513,969
Diversified Telecommunication Services—18.3%
China Telecom Corp., Ltd. Class H	1,690,458	1,077,064
China Unicom Hong Kong, Ltd.	592,885	1,236,835
Total Diversified Telecommunication Services		2,313,899
Electrical Equipment—4.4%
Dongfang Electric Corp., Ltd. Class H	85,184	222,131
Shanghai Electric Group Co., Ltd. Class H	862,559	335,728
Total Electrical Equipment		557,859
Energy Equipment & Services—4.4%
China Oilfield Services, Ltd. Class H	426,121	551,758
Independent Power Producers & Energy Traders—7.0%
China Longyuan Power Group Corp. Class H	617,699	514,964
Huaneng Power International, Inc. Class H	865,012	372,239
Total Independent Power Producers & Energy Traders		887,203
Machinery—11.7%
Changsha Zoomlion Heavy Industry Science and
Technology Development Co., Ltd. Class H	428,000	488,216
China Rongsheng Heavy Industries Group
Holdings, Ltd.	1,121,000	309,599
CSR Corp., Ltd. Class H	599,155	215,502
Weichai Power Co., Ltd. Class H	101,418	467,046
Total Machinery		1,480,363
Metals & Mining—10.4%
Aluminum Corp. of China, Ltd. Class H	1,124,100	502,504
Angang Steel Co., Ltd. Class H	290,852	153,930
Jiangxi Copper Co., Ltd. Class H	314,424	557,378
Maanshan Iron & Steel Class H	467,019	102,586
Total Metals & Mining		1,316,398
Real Estate Management & Development—20.6%
Agile Property Holdings, Ltd.	431,798	285,656
Country Garden Holdings Co.	1,062,000	297,397
Evergrande Real Estate Group, Ltd.	1,543,771	483,869
Guangzhou R&F Properties Co., Ltd. Class H	301,845	225,664
Longfor Properties Co., Ltd.	330,796	332,294
Renhe Commercial Holdings Co., Ltd.	2,794,604	301,547
Shimao Property Holdings, Ltd.	491,665	375,155
Soho China, Ltd.	453,500	290,110
Total Real Estate Management & Development		2,591,692
Transportation Infrastructure—2.2%
Jiangsu Expressway Co., Ltd. Class H	356,225	272,268
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $18,616,508)		12,574,030
Other Assets in Excess of Liabilities—0.4%		47,729
Net Assets—100.0%		$12,621,759

The accompanying notes are an integral part of these financial statements.

44	EGA Emerging Global Shares Trust

Schedule of Investments

EGShares Brazil Infrastructure ETF
(formerly Emerging Global Shares INDXX Brazil Infrastructure Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—99.0%
Aerospace & Defense—4.8%
Embraer SA	532,346	$3,369,732
Construction Materials—1.2%
Magnesita Refratarios SA*	253,548	826,379
Diversified Telecommunication Services—14.9%
Brasil Telecom SA Preference Shares	362,600	2,129,207
Telecomunicacoes Brasileiras SA Preference Shares*	161,600	1,169,179
Telecomunicacoes de Sao Paulo SA
Preference Shares	264,824	7,090,506
Total Diversified Telecommunication Services		10,388,892
Electric Utilities—11.9%
Centrais Eletricas Brasileiras SA	338,520	2,948,885
Companhia Energetica de Minas Gerais	151,530	1,820,401
CPFL Energia SA	322,480	3,570,082
Total Electric Utilities		8,339,368
Energy Equipment & Services—0.6%
OSX Brasil SA*	2,000	385,724
Independent Power Producers & Energy Traders—11.8%
AES Tiete SA	139,561	1,592,405
Companhia Energetica de Sao Paulo
Preference B Shares	248,190	3,670,204
Tractebel Energia SA	213,183	2,981,404
Total Independent Power Producers & Energy Traders		8,244,013
Machinery—7.6%
Marcopolo SA Preference Shares	386,761	1,437,657
Randon SA Implementos e Participacoes
Preference Shares	183,563	1,013,614
Weg SA	287,447	2,883,374
Total Machinery		5,334,645
Metals & Mining—10.8%
Companhia Siderurgica Nacional SA	294,800	2,344,107
Gerdau SA	407,050	2,412,148
Vale SA	121,154	2,773,896
Total Metals & Mining		7,530,151
Oil, Gas & Consumable Fuels—5.9%
Ultrapar Participacoes SA	256,816	4,102,138
Real Estate Management & Development—8.2%
BR Malls Participacoes SA	327,286	3,321,787
BR Properties SA	130,100	1,187,984
Multiplan Empreendimentos Imobiliarios SA	64,952	1,217,686
Total Real Estate Management & Development		5,727,457
Road & Rail—5.2%
All America Latina Logistica	504,820	2,298,036
Localiza Rent a Car SA	102,506	1,370,060
Total Road & Rail		3,668,096
Transportation Infrastructure—8.0%
CCR SA	155,632	4,063,829
Ecorodovias Infraestrutura e Logistica SA	100,600	745,185
Obrascon Huarte Lain Brasil SA	25,463	811,387
Total Transportation Infrastructure		5,620,401
Water Utilities—5.6%
Compania de Saneamento Basico do Estado
de Sao Paulo	124,321	2,929,455
Companhia de Saneamento de Minas Gerais	62,332	989,253
Total Water Utilities		3,918,708
Wireless Telecommunication Services—2.5%
Tim Participacoes SA	377,437	1,764,931
TOTAL INVESTMENTS IN SECURITIES—99.0%
(Cost: $76,142,107)		69,220,635
Other Assets in Excess of Liabilities—1.0%		704,918
Net Assets—100.0%		$69,925,553

*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	45

Schedule of Investments (Consolidated)†

EGShares India Small Cap ETF
(formerly Emerging Global Shares INDXX India Small Cap Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—99.5%
Airlines—1.2%
Jet Airways India, Ltd.*	38,768	$186,063
Kingfisher Airlines, Ltd.*	243,864	99,836
Total Airlines		285,899
Auto Components—4.5%
Amtek Auto, Ltd.	220,303	578,028
MRF, Ltd.	3,757	507,661
Total Auto Components		1,085,689
Capital Markets—1.1%
India Infoline, Ltd.	127,857	182,877
Indiabulls Securities, Ltd.	433,630	74,817
Total Capital Markets		257,694
Chemicals—6.3%
Chambal Fertilizers & Chemicals, Ltd.	368,832	706,034
Godrej Industries, Ltd.	135,063	539,425
Nagarjuna Fertilizers & Chemicals, Ltd.	582,385	280,044
Total Chemicals		1,525,503
Commercial Banks—15.0%
Central Bank of India	230,907	484,209
Development Credit Bank, Ltd.*	335,472	298,654
Dhanlaxmi Bank, Ltd.	142,066	214,078
Indian Bank	142,113	620,103
Jammu & Kashmir Bank, Ltd.	22,097	361,989
Karnataka Bank, Ltd.	195,988	336,551
Syndicate Bank	178,665	379,584
UCO Bank	341,333	456,156
Vijaya Bank, Ltd.	440,237	490,800
Total Commercial Banks		3,642,124
Computers & Peripherals—0.6%
Moser Baer India, Ltd.*	332,482	146,638
Construction & Engineering—7.1%
Alstom Projects India, Ltd.	39,712	421,567
Engineers India, Ltd.	68,301	343,423
IL&FS Engineering and Construction Co., Ltd.*	64,052	115,941
Praj Industries, Ltd.	296,283	427,410
Punj Lloyd, Ltd.	379,848	419,597
Total Construction & Engineering		1,727,938
Construction Materials—1.6%
Century Textiles & Industries, Ltd.	61,077	382,425
Containers & Packaging—0.6%
Everest Kanto Cylinder, Ltd.	97,417	140,432
Diversified Consumer Services—0.6%
Aptech, Ltd.	65,678	155,763
Diversified Financial Services—0.8%
SREI Infrastructure Finance, Ltd.	299,125	207,051
Diversified Telecommunication Services—1.8%
Tata Communications, Ltd.	94,628	360,060
Tulip Telecom, Ltd.	26,842	87,281
Total Diversified Telecommunication Services		447,341
Electrical Equipment—2.6%
Havells India, Ltd.	83,819	625,455
Energy Equipment & Services—0.7%
BGR Energy Systems, Ltd.	25,022	164,284
Food Products—5.4%
Bajaj Hindusthan, Ltd.	174,381	137,974
KS Oils, Ltd.*	345,044	71,157
McLeod Russel India, Ltd.	116,578	566,763
Ruchi Soya Industries, Ltd.	227,992	523,718
Triveni Turbine, Ltd.* **	4,128	1,497
Total Food Products		1,301,109
Health Care Providers & Services—1.2%
Fortis Healthcare, Ltd.*	112,631	289,425
Hotels, Restaurants & Leisure—1.1%
Hotel Leelaventure, Ltd.	358,254	263,707
Household Durables—1.4%
Videocon Industries, Ltd.	103,198	353,792
Independent Power Producers & Energy Traders—1.1%
Jaiprakash Power Ventures, Ltd.*	379,633	263,941
IT Services—7.5%
Core Education & Technologies, Ltd.	88,485	518,443
Firstsource Solutions, Ltd.*	806,537	186,092
Hexaware Technologies, Ltd.	511,541	872,153
NIIT, Ltd.	264,041	237,219
Total IT Services		1,813,907
Machinery—0.7%
Escorts, Ltd.	113,648	164,178
Marine—1.7%
Mercator Lines, Ltd.*	305,372	151,205
Shipping Corp. of India, Ltd.	155,145	263,089
Total Marine		414,294
Media—4.8%
Deccan Chronicle Holdings, Ltd.*	191,305	216,012
Dish TV India, Ltd.*	600,255	946,803
Total Media		1,162,815
Metals & Mining—3.5%
Gujarat Mineral Development Corp., Ltd.	176,781	612,010
Jai Corp., Ltd.	78,243	126,611
Prakash Industries, Ltd.	96,103	102,137
Total Metals & Mining		840,758
Oil, Gas & Consumable Fuels—3.7%
Essar Oil, Ltd.*	148,554	244,026
Mangalore Refinery & Petrochemicals, Ltd.	390,630	495,316
Reliance Industrial Infrastructure, Ltd.	19,715	160,216
Total Oil, Gas & Consumable Fuels		899,558
Pharmaceuticals—1.7%
Orchid Chemicals & Pharmaceuticals, Ltd.	125,844	406,761
Real Estate Management & Development—4.2%
Ackruti City, Ltd.	27,665	107,356
Anant Raj Industries, Ltd.	220,608	259,459
Orbit Corp., Ltd.	143,044	94,340
Parsvnath Developers, Ltd.*	222,631	294,796
Sobha Developers, Ltd.	62,391	276,508
Total Real Estate Management & Development		1,032,459

The accompanying notes are an integral part of these financial statements.

46	EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)† (continued)

EGShares India Small Cap ETF
(formerly Emerging Global Shares INDXX India Small Cap Index Fund)

September 30, 2011 (Unaudited)

Investments	Shares	Value
Software—3.5%
3i Infotech, Ltd.	281,551	$150,908
Financial Technologies India, Ltd.	23,539	390,611
Geodesic, Ltd.	169,145	175,793
ICSA India, Ltd.	106,348	146,466
Total Software		863,778
Textiles, Apparel & Luxury Goods—10.5%
Alok Industries, Ltd.	793,000	297,122
Arvind, Ltd.*	328,541	660,436
Bombay Dyeing & Manufacturing Co., Ltd.	29,679	223,130
Bombay Rayon Fashions, Ltd.	91,483	516,583
Rajesh Exports, Ltd.	173,568	430,775
SRF, Ltd.	66,662	422,499
Total Textiles, Apparel & Luxury Goods		2,550,545
Thrifts & Mortgage Finance—1.6%
Dewan Housing Finance Corp., Ltd.	78,892	379,358
Wireless Telecommunication Services—1.4%
Tata Teleservices Maharashtra, Ltd.*	962,259	334,998
TOTAL COMMON STOCKS
(Cost: $32,448,091)		24,129,619
RIGHTS—0.1%
Food Products—0.1
Bajaj Hindusthan Ltd.*
(cost $46,792)	348,762	19,583
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $32,494,883)		24,149,202
Other Assets in Excess of Liabilities—0.4%		96,809
Net Assets—100.0%		$24,246,011

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
**	Security has been deemed illiquid.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	47

Schedule of Investments (Consolidated)†

EGShares India Consumer ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
COMMON STOCKS—72.6%
Automobiles—15.1%
Bajaj Auto, Ltd.	4,470	$140,188
Hero Motorcorp, Ltd.	3,861	153,080
Mahindra & Mahindra, Ltd.	8,696	142,892
Tata Motors, Ltd.	26,606	84,775
TVS Motor Co., Ltd.	25,087	31,221
Total Automobiles		552,156
Beverages—4.4%
United Breweries, Ltd.*	7,602	58,131
United Spirits, Ltd.	6,355	103,256
Total Beverages		161,387
Chemicals—4.2%
Asian Paints, Ltd.	2,372	152,929
Construction Materials—1.2%
Century Textiles & Industries, Ltd.	6,751	42,270
Diversified Consumer Services—0.9%
Educomp Solutions, Ltd.	6,781	33,008
Food Products—6.9%
Kwality Dairy India, Ltd.	5,382	18,599
Nestle India, Ltd.	1,642	142,562
Tata Global Beverages, Ltd.	51,084	89,495
Total Food Products		250,656
Hotels, Restaurants & Leisure—2.8%
Indian Hotels Co., Ltd.	69,237	100,869
Household Durables—1.5%
TTK Prestige, Ltd.	304	16,045
Videocon Industries, Ltd.	11,889	40,759
Total Household Durables		56,804
Household Products—4.4%
Hindustan Unilever, Ltd.	23,079	160,505
Media—6.2%
Dish TV India, Ltd.*	32,110	50,648
Sun TV Network, Ltd.	12,437	58,953
ZEE Entertainment Enterprises, Ltd.	48,834	117,212
Total Media		226,813
Personal Products—13.3%
Colgate-Palmolive India, Ltd.	7,267	145,822
Dabur India, Ltd.	61,817	130,008
Godrej Consumer Products, Ltd.	14,565	119,108
Marico, Ltd.	30,407	89,312
Total Personal Products		484,250
Textiles, Apparel & Luxury Goods—8.1%
Bata India, Ltd.	3,588	47,573
Gitanjali Gems, Ltd.	6,872	48,942
Raymond, Ltd.	3,984	27,182
Titan Industries, Ltd.	32,657	139,330
VIP Industries, Ltd.	1,733	32,192
Total Textiles, Apparel & Luxury Goods		295,219
Tobacco—3.6%
ITC, Ltd.	32,498	131,386
TOTAL INVESTMENTS IN SECURITIES—72.6%
(Cost: $2,830,992)		2,648,252
Other Assets in Excess of Liabilities—27.4%		1,001,464
Net Assets—100.0%		$3,649,716

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

48	EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Emerging Markets High Income Low Beta ETF

September 30, 2011 (Unaudited)

Investments	Shares	Value
EQUITIES—99.5%
Brazil—12.2%
Centrais Eletricas Brasileiras SA Class B ADR	44,770	$523,361
Companhia Energetica de Minas Gerais Preference
Shares ADR	34,012	504,738
Telecomunicacoes de Sao Paulo SA
Preference Shares ADR	28,118	743,721
Total Brazil		1,771,820
China—14.9%
Anta Sports Products, Ltd.	330,000	386,178
Huaneng Power International, Inc. Class H	1,006,000	432,911
Jiangsu Expressway Co., Ltd. Class H	644,000	492,219
Renhe Commercial Holdings Co., Ltd.	3,276,000	353,491
Zhejiang Expressway Co., Ltd. Class H	810,000	494,235
Total China		2,159,034
Czech Republic—2.7%
CEZ AS	10,000	385,437
Egypt—2.4%
Orascom Construction Industries GDR	10,146	352,574
Hungary—4.7%
Magyar Telekom Telecommunications PLC	306,928	686,342
India—6.0%
Indian Oil Corp., Ltd.	63,119	401,397
Oil & Natural Gas Corp., Ltd.	86,841	471,841
Total India		873,238
Malaysia—10.8%
DiGi.com BHD	65,500	624,122
Plus Expressways BHD	309,000	417,162
Public Bank BHD	136,700	522,393
Total Malaysia		1,563,677
Mexico—9.4%
Kimberly-Clark de Mexico SAB de CV Class A	163,300	841,902
Telefonos de Mexico SAB de CV Class L	685,000	514,626
Total Mexico		1,356,528
Philippines—4.7%
Philippine Long Distance Telephone Co. ADR	13,890	687,972
South Africa—15.4%
Aveng, Ltd.	102,320	439,236
JD Group, Ltd.	73,686	350,139
Pretoria Portland Cement Co., Ltd.	200,548	580,008
Reunert, Ltd.	57,918	423,987
Sanlam, Ltd.	132,099	444,487
Total South Africa		2,237,857
Thailand—13.8%
Major Cineplex Group PCL	1,030,600	414,428
Quality Houses Co., Ltd PCL	9,593,900	444,434
Samart Corp. PCL	1,797,000	462,474
Total Access Communication PCL	288,800	687,508
Total Thailand		2,008,844
Turkey—2.5%
Fenerbahce Sportif Hizmetler Sanayi VE Ticaret AS	14,436	361,783
TOTAL INVESTMENTS IN SECURITIES—99.5%
(Cost: $15,190,193)		14,445,106
Other Assets in Excess of Liabilities—0.5%		76,651
Net Assets—100.0%		$14,521,757

†	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Commercial Banks	$522,393	3.6%
Construction & Engineering	791,810	5.4
Construction Materials	580,008	4.0
Diversified Telecommunication Services	1,944,689	13.4
Electric Utilities	1,413,536	9.7
Electronic Equipment, Instruments & Components	462,474	3.2
Household Products	841,902	5.8
Independent Power Producers & Energy Traders	432,911	3.0
Industrial Conglomerates	423,987	2.9
Insurance	444,487	3.1
Media	776,211	5.3
Oil, Gas & Consumable Fuels	873,238	6.0
Real Estate Management & Development	797,925	5.5
Specialty Retail	350,139	2.4
Textiles, Apparel & Luxury Goods	386,178	2.7
Transportation Infrastructure	1,403,616	9.7
Wireless Telecommunication Services	1,999,602	13.8
Total Investments	14,445,106	99.5
Other Assets in Excess of Liabilities	76,651	0.5
Net Assets	$14,521,757	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust	49

Statements of Assets and Liabilities
EGA Emerging Global Shares Trust

September 30, 2011 (Unaudited)

	EGShares GEMS Composite ETF (Consolidated)	EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Consumer Goods GEMS ETF (Consolidated)	EGShares Consumer Services GEMS ETF
ASSETS:
Cost of Investments:	$24,908,807	$963,348	$993,265	$1,027,782
Investments at value	20,283,022	712,564	929,512	828,859
Cash	113,114	61,348	33,074	21,171
Foreign cash*	5,535	1,499	3,331	1
Restricted foreign cash†*	—	—	—	—
Receivables:
Investment securities sold	2,139,002	—	—	—
Foreign currency sold	22	—	—	—
Dividends and interest	45,702	714	782	359
Due from sub-adviser	684	6,590	6,896	7,321
Foreign tax reclaims	756	—	—	—
Prepaid expense and other assets	1,634	1,276	1,277	1,276
Total Assets	22,589,471	783,991	974,872	858,987

LIABILITIES:
Payables:
Capital shares payable	2,140,199	—	—	—
Foreign cash due to custodian*	—	—	—	—
Accrued investment advisory fees	5,936	356	754	581
Accrued Trustee fees	385	13	14	12
Accrued expenses and other liabilities	75,550	32,811	32,800	33,767
Total Liabilities	2,222,070	33,180	33,568	34,360
NET ASSETS	$20,367,401	$750,811	$941,304	$824,627

NET ASSETS:
Paid-in capital	$25,963,665	$1,073,014	$968,675	$990,628
Accumulated net investment income (loss)	234,509	13,748	9,392	775
Undistributed (accumulated) net realized gain (loss) on
investments and foreign currency translations	(1,204,094)	(85,045)	27,164	32,150
Net unrealized depreciation on investments and on
foreign currency translations	(4,626,679)	(250,906)	(63,927)	(198,926)
NET ASSETS	$20,367,401	$750,811	$941,304	$824,627
Outstanding beneficial interest shares (unlimited shares
of beneficial interest authorized, no par value)	1,005,000	50,000	50,000	50,000
Net asset value per share	$20.27	$15.02	$18.83	$16.49

* Cost of foreign cash:	$5,603	$1,600	$3,501	$1

†* Restricted foreign cash represents deposits being held by custodian as collateral for Argentine currency contracts.

	EGShares Energy GEMS ETF (Consolidated)	EGShares Financials GEMS ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)
ASSETS:
Cost of Investments:	$18,907,484	$6,933,696	$1,005,427	$1,006,680	$1,005,543	$1,000,603
Investments at value	14,428,675	5,134,162	846,520	767,789	807,329	902,088
Cash	568,354	40,372	15,357	16,631	19,084	29,273
Foreign cash*	—	4,620	2,903	2,928	1,519	2,677
Restricted foreign cash†*	50,395	—	—	—	—	—
Receivables:
Investment securities sold	161,719	—	—	—	—	—
Foreign currency sold	—	—	—	—	—	—
Dividends and interest	41,510	1,604	—	1,975	45	734
Due from sub-adviser	6,046	6,573	6,604	6,641	6,942	6,877
Foreign tax reclaims	—	—	—	—	—	—
Prepaid expense and other assets	3,334	1,414	1,276	1,276	1,276	1,276
Total Assets	15,260,033	5,188,745	872,660	797,240	836,195	942,925

LIABILITIES:
Payables:
Capital shares payable	—	—	—	—	—	—
Foreign cash due to custodian*	140,559	—	—	—	—	—
Accrued investment advisory fees	4,063	1,326	373	354	729	697
Accrued Trustee fees	397	114	13	14	14	13
Accrued expenses and other liabilities	62,329	52,569	32,629	32,671	32,596	32,985
Total Liabilities	207,348	54,009	33,015	33,039	33,339	33,695
NET ASSETS	$15,052,685	$5,134,736	$839,645	$764,201	$802,856	$909,230

NET ASSETS:
Paid-in capital	$17,351,028	$6,742,836	$1,106,989	$1,085,341	$1,117,963	$1,029,309
Accumulated net investment income (loss)	249,145	(19,047)	3,801	6,075	671	7,700
Undistributed (accumulated) net realized gain (loss) on
investments and foreign currency translations	1,936,383	210,558	(112,083)	(88,197)	(117,467)	(29,252)
Net unrealized depreciation on investments and on
foreign currency translations	(4,483,871)	(1,799,611)	(159,062)	(239,018)	(198,311)	(98,527)
NET ASSETS	$15,052,685	$5,134,736	$839,645	$764,201	$802,856	$909,230
Outstanding beneficial interest shares (unlimited shares
of beneficial interest authorized, no par value)	700,000	300,000	50,000	50,000	50,000	50,000
Net asset value per share	$21.50	$17.12	$16.79	$15.28	$16.06	$18.18

* Cost of foreign cash:	$(86,545)	$4,699	$3,058	$2,985	$1,615	$2,685

†* Restricted foreign cash represents deposits being held by custodian as collateral for Argentine currency contracts.

The accompanying notes are an integral part of these financial statements.

50 & 51   EGA Emerging Global Shares Trust

Statements of Assets and Liabilities (concluded)
EGA Emerging Global Shares Trust

September 30, 2011 (Unaudited)

	EGShares Utilities GEMS ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)	EGShares Emerging Markets Consumer ETF (Consolidated)
ASSETS:
Cost of Investments:	$997,962	$22,493,426	$247,922,247
Investments at value	771,469	17,072,016	223,469,931
Cash	15,994	118,187	1,851,754
Foreign cash*	2,262	6,541	206,782
Receivables:
Investment securities sold	—	—	1,269,810
Capital shares sold	—	—	—
Foreign currency sold	—	—	1,227
Dividends and interest	1,206	11,950	142,687
Due from sub-adviser	6,969	1,459	—
Foreign tax reclaims	—	625	—
Prepaid offering expenses	—	—	—
Prepaid expense and other assets	1,276	1,693	3,764
Total Assets	799,176	17,212,471	226,945,955

LIABILITIES:
Payables:
Capital shares payable	—	—	—
Accrued investment advisory fees	666	4,966	52,789
Accrued Trustee fees	14	474	2,729
Due to custodian	—	—	—
Income payable	—	—	—
Investment securities purchased	—	—	1,752,186
Foreign Currency Payable	—	—	—
Accrued sub-advisory fees	—	—	92,877
Accrued expenses and other liabilities	32,976	70,157	142,357
Total Liabilities	33,656	75,597	2,042,938
NET ASSETS	$765,520	$17,136,874	$224,903,017

NET ASSETS:
Paid-in capital	$1,112,436	$20,926,983	$249,386,597
Accumulated net investment income (loss)	10,175	410,447	1,395,318
Undistributed (accumulated) net realized gain (loss) on
investments and foreign currency translations	(130,566)	1,221,069	(1,418,088)
Net unrealized depreciation on investments and on foreign
currency translations	(226,525)	(5,421,625)	(24,460,810)
NET ASSETS	$765,520	$17,136,874	$224,903,017
Outstanding beneficial interest shares (unlimited shares of
beneficial interest authorized, no par value)	50,000	1,100,000	11,100,000
Net asset value per share	$15.31	$15.58	$20.26

* Cost of foreign cash:	$2,273	$6,769	$213,659

	EGShares India Infrastructure ETF (Consolidated)	EGShares China Infrastructure ETF	EGShares Brazil Infrastructure ETF	EGShares India Small Cap ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares Emerging Markets High Income Low Beta ETF (Consolidated)
ASSETS:
Cost of Investments:	$86,243,115	$18,616,508	$76,142,107	$32,494,883	$2,830,992	$15,190,193
Investments at value	63,636,080	12,574,030	69,220,635	24,149,202	2,648,252	14,445,106
Cash	—	83,224	128,324	44,757	87,465	322,590
Foreign cash*	2,111,517	—	371	94,933	1,998	1,521,329
Receivables:
Investment securities sold	—	—	—	—	13,641	—
Capital shares sold	—	—	—	—	1,823,951	—
Foreign currency sold	1,704,255	—	—	—	—	4,714
Dividends and interest	128,088	26,424	718,340	39,124	2,530	33,708
Due from sub-adviser	—	6,363	—	5,681	18,214	7,186
Foreign tax reclaims	—	—	—	—	—	—
Prepaid offering expenses	—	—	—	8,094	—	—
Prepaid expense and other assets	6,624	1,532	2,285	1,681	—	—
Total Assets	67,586,564	12,691,573	70,069,955	24,343,472	4,596,051	16,334,633

LIABILITIES:
Payables:
Capital shares payable	—	—	—	—	—	6,029
Accrued investment advisory fees	16,515	3,750	17,862	7,555	2,538	1,906
Accrued Trustee fees	1,059	258	1,076	413	22	27
Due to custodian	1,842,576	—	—	—	—	—
Income payable	—	—	—	—	—	68,003
Investment securities purchased	—	—	—	—	911,975	1,711,617
Foreign Currency Payable	1,703,385	—	—	—	—	—
Accrued sub-advisory fees	30,983	—	14,594	—	—	—
Accrued expenses and other liabilities	104,608	65,805	110,870	89,493	31,800	25,294
Total Liabilities	3,699,126	69,813	144,402	97,461	946,335	1,812,876
NET ASSETS	$63,887,438	$12,621,760	$69,925,553	$24,246,011	$3,649,716	$14,521,757

NET ASSETS:
Paid-in capital	$91,043,075	$18,765,607	$79,519,042	$36,470,959	$3,853,026	$15,964,244
Accumulated net investment income (loss)	263,211	345,429	2,100,877	261,396	2,175	(20,595)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency translations	(4,808,255)	(446,800)	(4,711,779)	(4,138,126)	(22,677)	(677,408)
Net unrealized depreciation on investments and on foreign currency translations	(22,610,593)	(6,042,476)	(6,982,587)	(8,348,218)	(182,808)	(744,484)
NET ASSETS	$63,887,438	$12,621,760	$69,925,553	$24,246,011	$3,649,716	$14,521,757
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	4,350,000	900,000	3,500,000	1,600,000	200,000	850,000
Net asset value per share	$14.69	$14.02	$19.98	$15.15	$18.25	$17.08

* Cost of foreign cash:	$2,107,847	$—	$377	$96,932	$1,980	$1,521,329

The accompanying notes are an integral part of these financial statements.

52 & 53   EGA Emerging Global Shares Trust

Statements of Operations
EGA Emerging Global Shares Trust

For the Period April 1, 2011 Through September 30, 2011 (Unaudited)

	EGShares GEMS Composite ETF (Consolidated)	EGShares Basic Materials GEMS ETF (Consolidated)[1]	EGShares Consumer Goods GEMS ETF (Consolidated)[1]	EGShares Consumer Services GEMS ETF[1]
INVESTMENT INCOME:
Dividend income*	$503,012	$17,192	$13,255	$3,650
Interest income	2	1	—	1
Total investment income	503,014	17,193	13,255	3,651

EXPENSES:
Sub-advisory fees	107,844	3,445	3,858	2,876
Administration and accounting fees	45,386	—	—	—
Custody fees	37,795	15,645	15,776	15,661
Investment advisory fees	14,391	405	804	630
Legal fees	9,989	435	440	417
Licensing fees	9,531	2,160	2,165	2,287
Audit and tax fees	7,179	8,076	8,076	8,076
Pricing fees	6,739	1,256	1,256	1,256
Transfer agent fees	5,942	3,177	3,177	3,177
Shareholder reporting fees	3,587	119	120	443
Exchange listing fees	2,469	1,354	1,354	1,354
Insurance fees	1,011	40	40	39
Trustees’ fees and expenses	1,003	41	42	39
Registration fees	328	55	54	38
Offering fees	—	10,143	10,143	10,143
Interest expense	—	—	2	—
Miscellaneous fees	793	25	28	25
Total expenses before reimbursements/waivers	253,987	46,376	47,335	46,461
Less: Reimbursements/waivers of expenses from sub-adviser	(146,100)	(42,931)	(43,472)	(43,585)
Net expenses	107,887	3,445	3,863	2,876
Net investment income	395,127	13,748	9,392	775

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(193,443)	(23,931)	2,857	(11,490)
In-Kind Redemptions	(253,050)	(59,063)	25,422	42,846
Foreign currency translations	(11,641)	(2,051)	(1,115)	794
Net realized gain (loss)	(458,134)	(85,045)	27,164	32,150
Change in unrealized depreciation on:
Investments	(8,285,319)	(250,784)	(63,753)	(198,923)
Foreign currency translations	(5,143)	(122)	(174)	(3)
Change in unrealized depreciation	(8,290,462)	(250,906)	(63,927)	(198,926)
Net realized and unrealized loss on investments and
foreign currency translations	(8,748,596)	(335,951)	(36,763)	(166,776)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,353,469)	$(322,203)	$(27,371)	$(166,001)

* Net of foreign taxes withheld of:	$47,631	$1,404	$699	$118

1 Represents the period June 23, 2011 (commencement of operations) to September 30, 2011.

	EGShares Energy GEMS ETF (Consolidated)	EGShares Financials GEMS ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)[1]	EGShares Industrials GEMS ETF (Consolidated)[1]	EGShares Technology GEMS ETF (Consolidated)[1]	EGShares Telecom GEMS ETF (Consolidated)[1]
INVESTMENT INCOME:
Dividend income*	$400,203	$175,937	$7,394	$9,561	$4,355	$11,241
Interest income	1	2	—	—	—	—
Total investment income	400,204	175,939	7,394	9,561	4,355	11,241

EXPENSES:
Sub-advisory fees	93,586	34,671	3,591	3,444	3,683	3,539
Administration and accounting fees	47,448	45,386	—	—	—	—
Custody fees	31,538	18,136	15,832	15,827	15,720	15,698
Investment advisory fees	11,020	4,083	422	405	780	747
Legal fees	7,937	3,237	428	438	439	436
Licensing fees	10,285	4,746	2,157	2,163	2,165	2,159
Audit and tax fees	7,178	7,179	8,076	8,076	8,076	8,076
Pricing fees	6,739	6,739	1,256	1,256	1,256	1,256
Transfer agent fees	5,942	5,942	3,177	3,177	3,177	3,177
Shareholder reporting fees	2,123	1,587	117	120	120	119
Exchange listing fees	2,469	2,469	1,354	1,354	1,354	1,354
Insurance fees	799	294	40	40	40	40
Trustees’ fees and expenses	778	328	40	41	42	41
Registration fees	328	328	54	57	55	57
Offering fees	—	—	10,144	10,143	10,143	10,144
Interest expense	—	—	—	40	—	—
Miscellaneous fees	787	753	27	27	26	26
Total expenses before reimbursements/waivers	228,957	135,878	46,715	46,608	47,076	46,869
Less: Reimbursements/waivers of expenses from sub-adviser	(135,334)	(101,206)	(43,122)	(43,122)	(43,392)	(43,328)
Net expenses	93,623	34,672	3,593	3,486	3,684	3,541
Net investment income	306,581	141,267	3,801	6,075	671	7,700

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(83,954)	26,142	(29,988)	(16,334)	(49,908)	(2,382)
In-Kind Redemptions	2,154,481	213,425	(80,719)	(66,587)	(66,017)	(25,746)
Foreign currency translations	(3,567)	(262)	(1,376)	(5,276)	(1,542)	(1,124)
Net realized gain (loss)	2,066,960	239,305	(112,083)	(88,197)	(117,467)	(29,252)
Change in unrealized depreciation on:
Investments	(9,145,635)	(2,756,090)	(158,907)	(238,891)	(198,214)	(98,515)
Foreign currency translations	(3,758)	(281)	(155)	(127)	(97)	(12)
Change in unrealized depreciation	(9,149,393)	(2,756,371)	(159,062)	(239,018)	(198,311)	(98,527)
Net realized and unrealized loss on investments and
foreign currency translations	(7,082,433)	(2,517,066)	(271,145)	(327,215)	(315,778)	(127,779)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,775,852)	$(2,375,799)	$(267,344)	$(321,140)	$(315,107)	$(120,079)
* Net of foreign taxes withheld of:	$54,895	$14,965	$317	$120	$211	$785

1 Represents the period June 23, 2011 (commencement of operations) to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

54 & 55   EGA Emerging Global Shares Trust

Statements of Operations
EGA Emerging Global Shares Trust

For the Period April 1, 2011 to September 30, 2011 (Unaudited)

	EGShares Utilities GEMS ETF (Consolidated)[1]	EGShares Emerging Markets Metals & Mining ETF (Consolidated)[1]	EGShares Emerging Markets Consumer ETF (Consolidated)[1]
INVESTMENT INCOME:
Dividend income*	$13,734	$587,563	2,331,755
Interest income	—	39	965
Total investment income	13,734	587,602	2,332,720

EXPENSES:
Sub-advisory fees	3,327	120,841	923,926
Administration and accounting fees	—	47,448	36,128
Custody fees	15,884	29,311	142,020
Investment advisory fees	715	14,230	108,766
Legal fees	437	11,202	67,169
Licensing fees	2,157	10,341	55,923
Audit and tax fees	8,076	7,179	7,672
Pricing fees	1,256	6,739	6,739
Transfer agent fees	3,177	5,942	5,942
Shareholder reporting fees	118	3,405	14,268
Exchange listing fees	1,354	2,469	2,469
Insurance fees	40	1,052	6,579
Trustees’ fees and expenses	41	1,124	6,436
Registration fees	55	328	2,078
Offering fees	10,144	—	41,987
Interest expense	228	—	—
Miscellaneous fees	6	776	(161)
Total expenses before reimbursements/waivers	47,015	262,387	1,427,941
Less: Reimbursements/waivers of expenses from sub-adviser	(43,456)	(141,519)	(504,208)
Net expenses	3,559	120,868	923,733
Net investment income	10,175	466,734	1,408,987

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(42,610)	(7,995)	(684,544)
In-Kind Redemptions	(83,145)	1,762,013	253,133
Foreign currency translations	(4,811)	7,467	(89,758)
Net realized gain (loss)	(130,566)	1,761,485	(521,169)
Change in unrealized depreciation on:
Investments	(226,493)	(11,441,360)	(30,618,871)
Foreign currency translations	(32)	(316)	(7,397)
Change in unrealized depreciation	(226,525)	(11,441,676)	(30,626,268)
Net realized and unrealized loss on investments and foreign currency translations	(357,091)	(9,680,191)	(31,147,437)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(346,916)	$(9,213,457)	(29,738,450)

* Net of foreign taxes withheld of:	$1,163	$54,955	116,625

1	Represents the period June 23, 2011 (commencement of operations) to September 30, 2011.
2	Represents the period August 10, 2011 (commencement of operations) to September 30, 2011.
3	Represents the period August 4, 2011 (commencement of operations) to September 30, 2011.

	EGShares India Infrastructure ETF (Consolidated)	EGShares China Infrastructure ETF	EGShares Brazil Infrastructure ETF	EGShares India Small Cap ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)[2]	EGShares Emerging Markets High Income Low Beta ETF (Consolidated)[3]
INVESTMENT INCOME:
Dividend income*	$590,089	$421,903	$2,358,629	$411,147	$4,704	$57,042
Interest income	50	—	—	5,537	—	—
Total investment income	590,139	421,903	2,358,629	416,684	4,704	57,042

EXPENSES:
Sub-advisory fees	333,139	83,848	358,920	143,175	2,526	9,567
Administration and accounting fees	25,877	39,197	39,197	33,009	—	—
Custody fees	104,205	21,733	81,243	85,954	15,192	9,744
Investment advisory fees	39,222	9,873	42,256	17,333	2,538	1,906
Legal fees	26,565	6,759	27,415	11,302	201	292
Licensing fees	39,841	9,418	40,304	36,804	5,825	3,687
Audit and tax fees	7,673	6,685	6,685	7,672	3,389	3,636
Pricing fees	6,739	6,739	6,739	6,739	631	699
Transfer agent fees	5,942	5,942	5,942	5,942	1,680	1,885
Shareholder reporting fees	5,170	2,247	8,859	3,835	75	82
Exchange listing fees	2,469	2,469	2,469	2,463	697	775
Insurance fees	2,653	790	2,953	1,136	20	22
Trustees’ fees and expenses	2,540	674	2,732	1,092	22	27
Registration fees	1,640	492	1,639	1,639	6	39
Offering fees	51,856	—	—	33,470	5,225	5,840
Interest expense	—	—	62	—	—	—
Miscellaneous fees	273	33	33	46	6	69
Total expenses before reimbursements/waivers	655,804	196,899	627,448	391,611	38,033	38,270
Less: Reimbursements/waivers of expenses from sub-adviser	(322,425)	(113,051)	(268,466)	(248,423)	(35,504)	(28,636)
Net expenses	333,379	83,848	358,982	143,188	2,529	9,634
Net investment income	256,760	338,055	1,999,647	273,496	2,175	47,408

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(4,776,083)	(1,331,038)	(4,651,841)	(4,118,343)	(775)	(426,577)
In-Kind Redemptions	—	932,161	—	—	—	(197,017)
Foreign currency translations	81,845	(838)	(89,892)	14,440	(21,902)	(53,814)
Net realized gain (loss)	(4,694,238)	(399,715)	(4,741,733)	(4,103,903)	(22,677)	(677,408)
Change in unrealized depreciation on:
Investments	(16,447,596)	(7,457,464)	(16,712,042)	(3,709,566)	(182,740)	(745,087)
Foreign currency translations	(5,154)	2	(72,441)	(3,692)	(68)	603
Change in unrealized depreciation	(16,452,750)	(7,457,462)	(16,784,483)	(3,713,258)	(182,808)	(744,484)
Net realized and unrealized loss on investments and foreign currency translations	(21,146,988)	(7,857,177)	(21,526,216)	(7,817,161)	(205,485)	(1,421,892)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,890,228)	$(7,519,122)	$(19,526,569)	$(7,543,665)	$(203,310)	$(1,374,484)

* Net of foreign taxes withheld of:	$—	$28,194	$4,027	$—	$—	$3,384

1	Represents the period June 23, 2011 (commencement of operations) to September 30, 2011.
2	Represents the period August 10, 2011 (commencement of operations) to September 30, 2011.
3	Represents the period August 4, 2011 (commencement of operations) to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

56 & 57   EGA Emerging Global Shares Trust

Statements of Changes in Net Assets
EGA Emerging Global Shares Trust

	EGShares GEMS Composite ETF (Consolidated)[1]		EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Consumer Goods GEMS ETF (Consolidated)	EGShares Consumer Services GEMS ETF
	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS:
Net investment income	$395,127	$441,879	$13,748	$9,392	$775
Net realized gain (loss) on investments and foreign currency translations	(458,134)	323,391	(85,045)	27,164	32,150
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(8,290,462)	2,208,345	(250,906)	(63,927)	(198,926)
Net increase (decrease) in net assets resulting from operations	(8,353,469)	2,973,615	(322,203)	(27,371)	(166,001)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(644,426)	—	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,572,388	11,669,431	2,000,824	2,001,093	3,017,313
Cost of shares redeemed	(6,726,058)	(13,879,381)	(927,874)	(1,032,450)	(2,026,685)
Transaction fees	59	—	64	32	—
Net increase (decrease) in net assets resulting from capital share transactions	(3,153,611)	(2,209,950)	1,073,014	968,675	990,628
Net Increase (Decrease) in Net Assets	(11,507,080)	119,239	750,811	941,304	824,627

NET ASSETS:
Beginning of period	31,874,481	31,755,242	—	—	—
End of period	$20,367,401	$31,874,481	$750,811	$941,304	$824,627

Accumulated net investment income (loss) included in net assets at end of period	$234,509	$(160,618)	$13,748	$9,392	$775

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	1,155,000	1,305,000	—	—	—
Shares sold	150,000	450,000	100,000	100,000	150,000
Shares redeemed	(300,000)	(600,000)	(50,000)	(50,000)	(100,000)
Shares outstanding, end of period	1,005,000	1,155,000	50,000	50,000	50,000

1	On September 16, 2010 there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis.
2	Commencement of operations.

	EGShares Energy GEMS ETF (Consolidated)[1]		EGShares Financials GEMS ETF (Consolidated)[1]		EGShares Health Care GEMS ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)
	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$306,581	$123,085	$141,267	$187,531	$3,801	$6,075	$671	$7,700
Net realized gain (loss) on investments and foreign currency translations	2,066,960	(25,280)	239,305	412,798	(112,083)	(88,197)	(117,467)	(29,252)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(9,149,393)	3,554,511	(2,756,371)	303,701	(159,062)	(239,018)	(198,311)	(98,527)
Net increase (decrease) in net assets resulting from operations	(6,775,852)	3,652,316	(2,375,799)	904,030	(267,344)	(321,140)	(315,107)	(120,079)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(144,970)	—	(398,935)	—	—	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	8,376,257	15,043,490	2,276,691	9,604,582	2,001,554	2,002,350	2,002,139	2,000,957
Cost of shares redeemed	(11,987,437)	(2,718,340)	(5,811,919)	(5,916,109)	(894,565)	(916,962)	(884,176)	(971,745)
Transaction fees	—	—	105	—	—	(47)	—	97
Net increase (decrease) in net assets resulting from capital share transactions	(3,611,180)	12,325,150	(3,535,123)	3,688,473	1,106,989	1,085,341	1,117,963	1,029,309
Net Increase (Decrease) in Net Assets	(10,387,032)	15,832,496	(5,910,922)	4,193,568	839,645	764,201	802,856	909,230

NET ASSETS:
Beginning of period	25,439,717	9,607,221	11,045,658	6,852,090	—	—	—	—
End of period	$15,052,685	$25,439,717	$5,134,736	$11,045,658	$839,645	$764,201	$802,856	$909,230
Accumulated net investment income (loss) included in net assets at end of period	$249,145	$(57,436)	$(19,047)	$(160,314)	$3,801	$6,075	$671	$7,700

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	850,000	400,000	450,000	300,000	—	—	—	—
Shares sold	300,000	550,000	100,000	400,000	100,000	100,000	100,000	100,000
Shares redeemed	(450,000)	(100,000)	(250,000)	(250,000)	(50,000)	(50,000)	(50,000)	(50,000)
Shares outstanding, end of period	700,000	850,000	300,000	450,000	50,000	50,000	50,000	50,000

1	On September 16, 2010 there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis.
2	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

58 & 59   EGA Emerging Global Shares Trust

Statements of Changes in Net Assets
EGA Emerging Global Shares Trust

	EGShares Utilities GEMS ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)[1]		EGShares Emerging Markets Consumer ETF (Consolidated)		EGShares India Infrastructure ETF (Consolidated)
	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Period September 14, 2010[2] Through March 31, 2011	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Period August 11, 2010[2] Through March 31, 2011

INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS:
Net investment income	$10,175	$466,734	$172,404	$1,408,987	$252,091	$256,760	$29,073
Net realized gain (loss) on investments and foreign currency translations	(130,566)	1,761,485	275,522	(521,169)	(459,563)	(4,694,238)	(181,096)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(226,525)	(11,441,676)	2,521,470	(30,626,268)	6,165,458	(16,452,750)	(6,157,843)
Net increase (decrease) in net
assets resulting from operations	(346,916)	(9,213,457)	2,969,396	(29,738,450)	5,957,986	(20,890,228)	(6,309,866)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	—	(203,413)	—	(115,161)	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,000,985	2,779,851	14,511,574	64,450,041	199,856,513	993,296	93,889,722
Cost of shares redeemed	(888,474)	(14,307,986)	(7,039,234)	(4,421,430)	(11,096,209)	(1,592,681)	(2,203,911)
Transaction fees	(75)	—	—	1,546	8,181	(401)	1,507
Net increase (decrease) in net
assets resulting from capital
share transactions	1,112,436	(11,528,135)	7,472,340	60,030,157	188,768,485	(599,786)	91,687,318
Net Increase (Decrease) in
Net Assets	765,520	(20,741,592)	10,238,323	30,291,707	194,611,310	(21,490,014)	85,377,452

NET ASSETS:
Beginning of period	—	37,878,466	27,640,143	194,611,310	—	85,377,452	—
End of period	$765,520	$17,136,874	$37,878,466	$224,903,017	$194,611,310	$63,887,438	$85,377,452
Accumulated net investment
income (loss) included in net
assets at end of period	$10,175	$410,447	$(56,287)	$1,395,318	$(13,669)	$263,211	$6,451

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning
of period	—	1,650,000	1,350,000	8,550,000	—	4,400,000	—
Shares sold	100,000	150,000	650,000	2,750,000	9,050,000	50,000	4,500,000
Shares redeemed	(50,000)	(700,000)	(350,000)	(200,000)	(500,000)	(100,000)	(100,000)
Shares outstanding, end of period	50,000	1,100,000	1,650,000	11,100,000	8,550,000	4,350,000	4,400,000

1 On September 16, 2010 there was a 3 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.

2 Commencement of operations.

	EGShares China Infrastructure ETF		EGShares Brazil Infrastructure ETF		EGShares India Small Cap ETF (Consolidated)		EGShares India Consumer ETF (Consolidated)	EGShares Emerging Markets High Income Low Beta ETF (Consolidated)
	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Period July 7, 2010[2] Through March 31, 2011	For the Period August 10, 2011[2] Through September 30, 2011 (Unaudited)	For the Period August 4, 2011[2] Through September 30, 2011 (Unaudited)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS:
Net investment income	$338,055	$57,693	$1,999,647	$944,389	$273,496	$(9,977)	$2,175	$47,408
Net realized gain (loss) on
investments and foreign
currency translations	(399,715)	224,130	(4,741,733)	43,568	(4,103,903)	(52,060)	(22,677)	(677,408)
Net unrealized appreciation
(depreciation) on investments
and foreign currency
translations	(7,457,462)	1,261,211	(16,784,483)	10,009,758	(3,713,258)	(4,634,960)	(182,808)	(744,484)
Net increase (decrease) in net
assets resulting from operations	(7,519,122)	1,543,034	(19,526,569)	10,997,715	(7,543,665)	(4,696,997)	(203,310)	(1,374,484)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(109,650)	—	(862,977)	—	(34,485)	—	(68,003)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,205,583	18,255,814	10,214,213	62,322,748	3,923,110	39,458,782	3,853,022	17,687,353
Cost of shares redeemed	(6,196,251)	(4,792,601)	(4,522,313)	—	(6,860,626)	—	—	(1,724,031)
Transaction fees	—	—	—	—	(1,331)	1,223	4	922
Net increase (decrease) in net
assets resulting from capital
share transactions	(990,668)	13,463,213	5,691,900	62,322,748	(2,938,847)	39,460,005	3,853,026	15,964,244
Net Increase (Decrease) in
Net Assets	(8,509,790)	14,896,597	(13,834,669)	72,457,486	(10,482,512)	34,728,523	3,649,716	14,521,757

NET ASSETS:
Beginning of period	21,131,550	6,234,953	83,760,222	11,302,736	34,728,523	—	—	—
End of period	$12,621,760	$21,131,550	$69,925,553	$83,760,222	$24,246,011	$34,728,523	$3,649,716	$14,521,757
Accumulated net investment
income (loss) included in net
assets at end of period	$345,429	$7,374	$2,100,877	$101,230	$261,396	$(12,100)	$2,175	$(20,595)

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning
of period	950,000	300,000	3,300,000	550,000	1,800,000	—	—	—
Shares sold	250,000	900,000	400,000	2,750,000	200,000	1,800,000	200,000	950,000
Shares redeemed	(300,000)	(250,000)	(200,000)	—	(400,000)	—	—	(100,000)
Shares outstanding, end of period	900,000	950,000	3,500,000	3,300,000	1,600,000	1,800,000	200,000	850,000

1 On September 16, 2010 there was a 3 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.

2 Commencement of operations.

The accompanying notes are an integral part of these financial statements.

60 & 61   EGA Emerging Global Shares Trust

Financial Highlights
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

	EGShares GEMS Composite ETF (Consolidated)[1]			EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Consumer Goods GEMS ETF (Consolidated)
	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period July 22, 2009[2] Through March 31, 2010	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)
Net asset value, beginning of period	$27.60	$24.34	$20.00	$20.00	$20.00
Investment operations:
Net investment income[3]	0.35	0.39	0.09	0.18	0.12
Net realized and unrealized gain (loss) on
investments and foreign currency translations	(7.68)	3.48	4.31	(5.16)	(1.29)
Total from investment operations	(7.33)	3.87	4.40	(4.98)	(1.17)
Distributions to shareholders:
Net investment income	—	(0.61)	(0.06)	—	—
Net asset value, end of period	$20.27	$27.60	$24.34	$15.02	$18.83
NET ASSET VALUE TOTAL RETURN[4]	(26.56)%	16.04%	21.96%	(24.90)%	(5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$20,367	$31,874	$31,755	$751	$941
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.75%[6]	0.75%	0.75%[6]	0.85%[6]	0.85%[6]
Expenses, prior to expense reimbursements/waivers	1.77%[6]	2.00%	3.43%[6]	3.09%[6]	10.43%[6]
Net investment income	2.75%[6]	1.55%	0.52%[6]	3.39%[6]	2.07%[6]
Portfolio turnover rate	2%[7]	39%	6%[7]	18%[7]	28%[7]
1	On September 16, 2010, there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis.
2	Commencement of operations.
3	Based on average shares outstanding.
4

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.

5

For the period ended March 31, 2010, 0.73% of the Fund’s total return consists of a voluntary reimbursement by the current and former sub-advisers for a realized investment loss, and another (1.08)% consists of a realized investment loss on a trading error. Excluding these items, total return would have been 17.88%.

6	Annualized.
7	Not annualized.

	EGShares Consumer Services GEMS ETF (Consolidated)	EGShares Energy GEMS ETF (Consolidated)[1]			EGShares Financials GEMS ETF (Consolidated)[1]
	For the Period June 23, 2011[2] Through September 30, 2011 (Unaudited)	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period May 21, 2009[2] Through March 31, 2010	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period September 16, 2009[2] Through March 31, 2010
Net asset value, beginning of period	$20.00	$29.93	$24.02	$20.49	$24.55	$22.84	$20.12
Investment operations:
Net investment income[3]	0.01	0.38	0.26	0.09	0.40	0.42	0.08
Net realized and unrealized gain (loss) on
investments and foreign currency translations	(3.52)	(8.81)	5.94	3.50	(7.83)	2.09	2.71
Total from investment operations	(3.51)	(8.43)	6.20	3.59	(7.43)	2.51	2.79
Distributions to shareholders:
Net investment income	—	—	(0.29)	(0.06)	—	(0.80)	(0.07)
Net asset value, end of period	$16.49	$21.50	$29.93	$24.02	$17.12	$24.55	$22.84
NET ASSET VALUE TOTAL RETURN[4]	(17.55)%	(28.17)%	25.96%	17.53%[5]	(30.26)%	11.03%	13.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$825	$15,053	$25,440	$9,607	$5,135	$11,046	$6,852
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[6]	0.85%[6]	0.85%	0.85%[6]	0.85%[6]	0.85%	0.85%[6]
Expenses, prior to expense reimbursements/waivers	13.73%[6]	2.08%[6]	2.56%	5.90%[6]	3.33%[6]	2.81%	5.47%[6]
Net investment income	0.23%[6]	2.78%[6]	1.04%	0.49%[6]	3.46%[6]	1.77%	0.67%[6]
Portfolio turnover rate	50%[7]	5%[7]	19%	49%[7]	14%[7]	39%	12%[7]
1	On September 16, 2010, there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis.
2	Commencement of operations.
3	Based on average shares outstanding.
4

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.

5

For the period ended March 31, 2010, 0.73% of the Fund’s total return consists of a voluntary reimbursement by the current and former sub-advisers for a realized investment loss, and another (1.08)% consists of a realized investment loss on a trading error. Excluding these items, total return would have been 17.88%.

6	Annualized.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

62 & 63   EGA Emerging Global Shares Trust

Financial Highlights
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

	EGShares Health Care GEMS ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)
	For the Period June 23, 2011[1] Through September 30, 2011 (Unaudited)	For the Period June 23, 2011[1] Through September 30, 2011 (Unaudited)	For the Period June 23, 2011[1] Through September 30, 2011 (Unaudited)
Net asset value, beginning of period	$20.00	$20.00	$20.00
Investment operations:
Net investment income[2]	0.05	0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currency translations	(3.26)	(4.80)	(3.95)
Total from investment operations	(3.21)	(4.72)	(3.94)
Distributions to shareholders:
Net investment income	—	—	—
Net asset value, end of period	$16.79	$15.28	$16.06
NET ASSET VALUE TOTAL RETURN[3]	(16.05)%	(23.60)%	(19.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$840	$764	$803
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.86%[4,5]	0.85%[4]
Expenses, prior to expense reimbursements/waivers	11.06%[4]	11.50%[4]	10.86%[4]
Net investment income	0.90%[4]	1.50%[4]	0.15%[4]
Portfolio turnover rate	27%[6]	42%[6]	29%[6]
1	Commencement of operations.
2	Based on average shares outstanding.
3

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.

4	Annualized.
5	The ratio includes 0.01% for EGShares Industrials GEMS ETF and 0.06% for EGShares Utilities GEMS ETF for the period ended September 30, 2011 attributed to interest expense.
6	Not annualized.
7	On September 16, 2010, there was a 3 for 1 forward stock split. Historical shares amount have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.

	EGShares Telecom GEMS ETF (Consolidated)	EGShares Utilities GEMS ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)[7]			EGShares Emerging Markets Consumer ETF (Consolidated)
	For the Period June 23, 2011[1] Through September 30, 2011 (Unaudited)	For the Period June 23, 2011[1] Through September 30, 2011 (Unaudited)	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period May 21, 2009[1] Through March 31, 2010	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Period September 14, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$20.00	$20.00	$22.96	$20.47	$13.73	$22.76	$20.00
Investment operations:
Net investment income[2]	0.10	0.13	0.35	0.13	(0.01)	0.15	0.04
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.92)	(4.82)	(7.73)	2.52	6.82	(2.65)	2.74
Total from investment operations	(1.82)	(4.69)	(7.38)	2.65	6.81	(2.50)	2.78
Distributions to shareholders:
Net investment income	—	—	—	(0.16)	(0.07)	—	(0.02)
Net asset value, end of period	$18.18	$15.31	$15.58	$22.96	$20.47	$20.26	$22.76
NET ASSET VALUE TOTAL RETURN[3]	(9.10)%[3]	(23.45)%	(32.14)%	12.95%	49.69%	(10.98)%	13.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$909	$766	$17,137	$37,878	$27,640	$224,903	$194,611
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.91%[4,5]	0.85%[4]	0.85%	0.85%[4]	0.85%[4]	0.85%[4]
Expenses, prior to expense reimbursements/waivers	11.26%[4]	12.01%[4]	1.85%[4]	1.96%	4.37%[4]	1.31%[4]	1.44%[4]
Net investment income	1.85%[4]	2.60%[4]	3.28%[4]	0.63%	(0.06)%[4]	1.30%[4]	0.37%[4]
Portfolio turnover rate	16%[6]	33%[6]	3%[6]	35%	17%	3%[6]	9%[6]
1	Commencement of operations.
2	Based on average shares outstanding.
3

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.

4	Annualized.
5	The ratio includes 0.01% for EGShares Industrials GEMS ETF and 0.06% for EGShares Utilities GEMS ETF for the period ended September 30, 2011 attributed to interest expense.
6	Not annualized.
7	On September 16, 2010, there was a 3 for 1 forward stock split. Historical shares amount have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.

The accompanying notes are an integral part of these financial statements.

64 & 65   EGA Emerging Global Shares Trust

Financial Highlights
EGA Emerging Global Shares Trust

For a share outstanding throughout each period

	EGShares India Infrastructure ETF (Consolidated)		EGShares China Infrastructure ETF (Consolidated)
	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Period August 11, 2010[1] Through March 31, 2011	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period February 17, 2010[1] Through March 31, 2010
Net asset value, beginning of period	$19.40	$20.00	$22.24	$20.78	$20.09
Investment operations:
Net investment income[2]	0.06	0.01	0.35	0.10	(0.02)
Net realized and unrealized gain (loss) on
investments and foreign currency translations	(4.77)	(0.61)	(8.57)	1.49	0.71
Total from investment operations	(4.71)	(0.60)	(8.22)	1.59	0.69
Distributions to shareholders:
Net investment income	—	—	—	(0.13)	—
Net asset value, end of period	$14.69	$19.40	$14.02	$22.24	$20.78
NET ASSET VALUE TOTAL RETURN[3]	(24.28)%	(3.00)%	(36.96)%	7.69%	3.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$63,887	$85,377	$12,622	$21,132	$6,235
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%[4]	0.85%[4]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.67%[4]	2.24%[4]	2.00%[4]	2.89%	7.82%[4]
Net investment income (loss)	0.66%[4]	0.11%[4]	3.43%[4]	0.47%	(0.85)%[4]
Portfolio turnover rate	13%[6]	9%[6]	8%[6]	34%	1%[6]
1	Commencement of operations.
2	Based on average shares outstanding.
3

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.

4	Annualized.
5	The ratio includes 0.05% for the period ended March 31, 2011 attributed to interest expense.
6	Not annualized.

	EGShares Brazil Infrastructure ETF			EGShares India Small Cap ETF (Consolidated)		EGShares India Consumer ETF (Consolidated)	EGShares Emerging Markets High Income Low Beta ETF
	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Year Ended March 31, 2011	For the Period February 24, 2010[1] Through March 31, 2010	For the Period April 1, 2011 Through September 30, 2011 (Unaudited)	For the Period July 7, 2010[1] Through March 31, 2011	For the Period August 10, 2011[1] Through September 30, 2011 (Unaudited)	For the Period August 4, 2011[1] Through September 30, 2011 (Unaudited)
Net asset value, beginning of period	$25.38	$20.55	$20.00	$19.29	$20.00	$20.00	$20.00
Investment operations:
Net investment income[2]	0.58	0.47	0.03	0.15	(0.01)	0.02	0.12
Net realized and unrealized gain (loss) on investments and foreign currency translations	(5.98)	4.67	0.52 [6]	(4.29)	(0.68)	(1.77)	(2.94)
Total from investment operations	(5.40)	5.14	0.55	(4.14)	(0.69)	(1.75)	(2.82)
Distributions to shareholders:
Net investment income	—	(0.31)	—	—	(0.02)	—	(0.10)
Net asset value, end of period	$19.98	$25.38	$20.55	$15.15	$19.29	$18.25	$17.08
NET ASSET VALUE TOTAL RETURN[3]	(21.28)%	25.16%	2.75%	(21.46)%	(3.45)%	(8.75)%	(14.07)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s ommited)	$69,926	$83,760	$11,303	$24,246	$34,729	$3,650	$14,522
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]	0.85%	0.85%[4]	0.85%[4]	0.90%[4,5]	0.89%[4]	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.49%[4]	1.91%	5.67%[4]	2.32%[4]	3.12%[4]	13.40%[4]	3.40%[4]
Net investment income (loss)	4.74%[4]	2.09%	1.58%[4]	1.62%[4]	(0.06)%[4]	0.77%[4]	4.21%[4]
Portfolio turnover rate	14%[6]	35%	1%[6]	30%[6]	1%[6]	1%[6]	65%[6]
1	Commencement of operations.
2	Based on average shares outstanding.
3

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.

4	Annualized.
5	The ratio includes 0.05% for the period ended March 31, 2011 attributed to interest expense.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

66 & 67   EGA Emerging Global Shares Trust

Notes to Financial Statements
September 30, 2011 (Unaudited)

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of thirty-two separate non-diversified series. As of the date of this report, only the following funds (each a “Fund” and collectively the “Funds”) are being publicly offered:

Funds	Commencement of Operations
EGShares GEMS Composite ETF (“Composite Fund”)
(formerly Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund)	July 22, 2009
EGShares Basic Materials GEMS ETF (“Basic Materials Fund”)	June 23, 2011
EGShares Consumer Goods GEMS ETF (“Consumer Goods Fund”)	June 23, 2011
EGShares Consumer Services GEMS ETF (“Consumer Services Fund”)	June 23, 2011
EGShares Energy GEMS ETF (“Energy Fund”)
(formerly Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund)	May 21, 2009
EGShares Financials GEMS ETF (“Financials Fund”)
(formerly Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund)	September 16, 2009
EGShares Health Care GEMS ETF (“Health Care Fund”)	June 23, 2011
EGShares Industrials GEMS ETF (“Industrials Fund”)	June 23, 2011
EGShares Technology GEMS ETF (“Technology Fund”)	June 23, 2011
EGShares Telecom GEMS ETF (“Telecom Fund”)	June 23, 2011
EGShares Utilities GEMS ETF (“Utilities Fund”)	June 23, 2011
EGShares Emerging Markets Metals & Mining ETF (“Metals & Mining Fund”)
(formerly Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund)	May 21, 2009
EGShares Emerging Markets Consumer ETF (“Consumer Fund”)
(formerly Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund)	September 14, 2010
EGShares India Infrastructure ETF (“India Infrastructure Fund”)
(formerly Emerging Global Shares INDXX India Infrastructure Index Fund)	August 11, 2010
EGShares China Infrastructure ETF (“China Infrastructure Fund”)
(formerly Emerging Global Shares INDXX China Infrastructure Index Fund)	February 17, 2010
EGShares Brazil Infrastructure ETF (“Brazil Infrastructure Fund”)
(formerly Emerging Global Shares INDXX Brazil Infrastructure Index Fund)	February 24, 2010
EGShares India Small Cap ETF (“India Small Cap Fund”)
(formerly Emerging Global Shares INDXX India Small Cap Index Fund)	July 7, 2010
EGShares India Consumer ETF (“India Consumer Fund”)	August 10, 2011
EGShares Emerging Markets High Income Low Beta ETF (“High Income Low Beta Fund”)	August 4, 2011

The Composite Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM. The Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by the Industry Classification Benchmark (“ICB”).

The Basic Materials Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM. The Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by ICB.

The Consumer Goods Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by ICB.

The Consumer Services Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by ICB.

The Energy Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM. The Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by ICB.

68	EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

The Financials Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM. The Dow Jones Emerging Markets Financials Titans 30 IndexSM is comprised of publicly traded firms in the “Financials Industry,” as defined by ICB.

The Health Care Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM. The Dow Jones Emerging Markets Health Care Titans 30 IndexSM is comprised of publicly traded firms in the “Health Care Industry,” as defined by ICB.

The Industrials Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM. The Dow Jones Emerging Markets Industrials Titans 30 IndexSM is comprised of publicly traded firms in the “Industrials Industry,” as defined by ICB.

The Technology Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM. The Dow Jones Emerging Markets Technology Titans 30 IndexSM is comprised of publicly traded firms in the “Technology Industry,” as defined by ICB.

The Telecom Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM. The Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by ICB.

The Utilities Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM. The Dow Jones Emerging Markets Utilities Titans 30 IndexSM is comprised of publicly traded firms in the “Utilities Industry,” as defined by ICB.

The Metals & Mining Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM. The Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM comprised of publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by ICB.

The Consumer Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry” and “Consumer Services Industry,” as defined by ICB.

The India Infrastructure Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index. The INDXX India Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors.

The China Infrastructure Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index. The INDXX China Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors.

The Brazil Infrastructure Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index. The INDXX Brazil Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors.

The India Small Cap Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index. The INDXX India Small Cap Index is comprised of a representative sample of 75 emerging markets companies that INDXX, LLC determines to be representative of small capitalization companies domiciled in India.

The India Consumer Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Consumer Index. The INDXX India Consumer Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s consumer sectors.

The High Income Low Beta Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index. The INDXX Emerging Market High Income Low Beta Index is comprised of a representative sample of 30 emerging markets companies that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the broad market benchmark indices of the local exchanges in which the component securities trade.

2. CONSOLIDATION OF SUBSIDIARIES

The Consolidated Schedules of Investments, Consolidated Statements of Asset and Liabilities, of Operations and of Changes in Net Assets and the Consolidated Financial Highlights of the Funds listed below include the accounts of wholly-owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

EGA Emerging Global Shares Trust	69

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

Fund	Wholly-owned Subsidiary
Composite Fund	EGShares Composite Mauritius
Basic Materials Fund	EGShares Basic Materials Mauritius
Consumer Goods Fund	EGShares Consumer Goods Mauritius
Energy Fund	EGShares Energy Fund Mauritius
Financials Fund	EGShares Financials Fund Mauritius
Health Care Fund	EGShares Health Care Mauritius
Industrials Fund	EGShares Industrials Mauritius
Technology Fund	EGShares Technology Mauritius
Telecom Fund	EGShares Telecom Mauritius
Utilities Fund	EGShares Utilities Mauritius
Metals & Mining Fund	EGShares Metals & Mining Mauritius
Consumer Fund	EGShares Consumer Mauritius
India Infrastructure Fund	EGShares India Infrastructure Mauritius
India Small Cap Fund	EGShares India Small Cap Mauritius
India Consumer Fund	EGShares India Consumer Mauritius
High Income Low Beta Fund	EGShares High Income Low Beta Mauritius

The Composite Fund, Basic Materials Fund, Consumer Goods Fund, Energy Fund, Financials Fund, Health Care Fund, Industrials Fund, Technology Fund, Telecom Fund, Utilities Fund, Metals & Mining Fund and Consumer Fund may invest its assets in a wholly-owned subsidiary in Mauritius, which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in each Funds’ respective Index.

The India Infrastructure Fund, India Small Cap Fund, India Consumer Fund and High Income Low Beta Fund invest substantially all of their assets in wholly owned subsidiaries in Mauritius, which in turn, invests at least 90% of their assets in Indian securities, and to some extent ADRs and GDRs, based on the number of Indian securities that are included in each Funds’ respective Index.

By investing in a wholly owned subsidiary, the Composite Fund, the Basic Materials Fund, the Consumer Goods Fund, the Energy Fund, the Financials Fund, the Health Care Fund, the Industrials Fund, the Technology Fund, the Telecom Fund, the Utilities Fund, the Metals & Mining Fund, the Consumer Fund, the India Infrastructure Fund, the India Small Cap Fund, the India Consumer Fund and the High Income Low Beta Fund each obtain benefits under the tax treaty between Mauritius and India. Each subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. Any change in the provision of this treaty could result in the imposition of withholding and other taxes on these Funds by authorities in India. This would reduce the return on investment and the return received by each Fund’s shareholders.

A summary of each Fund’s investment in its corresponding subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2011	% of Fund’s Total Net assets at September 30, 2011
Composite Fund	September 19, 2011	$736,205	3.6%
Basic Materials Fund	June 23, 2011	90,060	12.0
Consumer Goods Fund	June 23, 2011	194,808	20.7
Energy Fund	June 27, 2011	1,492,927	9.9
Financials Fund	June 27, 2011	231,421	4.5
Health Care Fund	June 23, 2011	261,443	31.1
Industrials Fund	June 23, 2011	237,692	31.1
Technology Fund	June 23, 2011	209,946	26.1
Telecom Fund	June 23, 2011	54,492	6.0
Utilities Fund	June 23, 2011	131,589	17.2
Metals & Mining Fund	September 19, 2011	1,695,346	9.9
Consumer Fund	September 14, 2010	31,251,024	13.9
India Infrastructure Fund	August 11, 2010	63,960,606	100.1
India Small Cap Fund	July 7, 2010	24,285,807	100.2
India Consumer Fund	August 10, 2011	3,582,245	98.2
High Income Low Beta Fund	August 4, 2011	1,051,092	7.2

70	EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the Funds.

Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Trust that have not yet occurred; however, the Trust expects any risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of a Fund is computed by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Equity securities (including American Depositary Receipts and Global Depositary Receipts) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Funds. Use of a rate different from the rate used by Dow Jones Indices or INDXX Indices may adversely affect a Fund’s ability to track its Underlying Index.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.

EGA Emerging Global Shares Trust	71

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

Federal Income Taxes

The Composite Fund, Metals & Mining Fund, Energy Fund, Financials Fund, China Infrastructure Fund and Brazil Infrastructure Fund have qualified and continue to qualify, and the Consumer Fund, India Infrastructure Fund, India Small Cap Fund, Basic Materials Fund, Consumer Goods Fund, Consumer Services Fund, Health Care Fund, Industrials Fund, Technology Fund, Telecom Fund, Utilities Fund, India Consumer Fund and High Income Low Beta Fund intend to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, a Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each Fund expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually, and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the Fund will pay the applicable tax. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Distributions to shareholders are recorded on the ex-dividend date.

The Funds are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the Funds and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the Funds to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2011, open Federal and state income tax years include the tax years or periods ended March 31, 2010 and March 31, 2011. The Funds have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund in the Trust.

Offering Expenses

Costs incurred in connection with the initial offering of the Funds are being amortized over a 12-month period from inception of the Fund.

4. CONCENTRATION OF MARKET RISK

The India Infrastructure Fund, India Small Cap Fund and India Consumer Fund, only invest in Indian securities, therefore, their NAVs will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries.

The China Infrastructure Fund only invests in Chinese securities, therefore, its NAV will be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries.

The Brazil Infrastructure Fund only invests in Brazilian securities, therefore, its NAV will be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries.

Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

The Basic Materials Fund concentrates its investments in the basic materials industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

The Consumer Fund, Consumer Goods Fund, Consumer Services Fund and India Consumer Fund concentrate their investments in the consumer industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

72	EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

The Energy Fund concentrates its investments in the oil and gas industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the oil and gas industry (including alternative energy suppliers) is related to worldwide energy prices, exploration, and production spending.

The Financials Fund concentrates its investments in the financials industry, and as such may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the financials industry are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain.

The Health Care Fund concentrates its investments in the health care industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the health care industry may be affected by extensive government regulation, restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.

The Industrials Fund concentrates its investments in the industrials industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Government regulation, world events and economic conditions affect the performance of companies in the industrials industry.

The Technology Fund concentrates its investments in the technology industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel.

The Telecom Fund concentrates its investments in the telecommunications industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The global telecommunications market is characterized by increasing competition and government regulation.

The Utilities Fund concentrates its investments in the utilities industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the utilities industry may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitation on rates charged to customers.

The Metals & Mining Fund concentrates its investments in the metals and mining industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Securities of companies involved in metals and mining may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various basic resources.

The India Infrastructure Fund, China Infrastructure Fund, and Brazil Infrastructure Fund concentrate their investments in the infrastructure sector, and as such, may be adversely affected by increased price volatility of securities in that sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

5. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc., (the “Distributor”) serves as the distributor of Creation Units for the Funds pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the period ended September 30, 2011, no fees were paid by the Funds under the Plan, and there are no current plans to impose these fees.

EGA Emerging Global Shares Trust	73

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

6. FEDERAL INCOME TAX MATTERS

For the period ended September 30, 2011, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Composite Fund*	$25,175,388	$617,296	$(5,509,662)	$(4,892,366)
Basic Materials Fund	963,348	1,913	(252,697)	(250,784)
Consumer Goods Fund	993,265	14,465	(78,218)	(63,753)
Consumer Services Fund	1,027,782	8,270	(207,193)	(198,923)
Energy Fund*	18,980,628	54,460	(4,606,413)	(4,551,953)
Financials Fund*	7,079,397	25,430	(1,970,665)	(1,945,235)
Health Care Fund	1,005,427	2,745	(161,652)	(158,907)
Industrials Fund	1,006,680	7,973	(246,864)	(238,891)
Technology Fund	1,005,543	15,991	(214,205)	(198,214)
Telecom Fund	1,000,603	20,330	(118,845)	(98,515)
Utilities Fund	997,962	—	(226,493)	(226,493)
Metals & Mining Fund*	22,583,493	347,484	(5,858,961)	(5,511,477)
Consumer Fund*	248,435,270	6,686,059	(31,651,398)	(24,965,339)
India Infrastructure Fund*	86,429,164	2,265,277	(25,058,361)	(22,793,084)
China Infrastructure Fund*	18,660,782	606,611	(6,693,363)	(6,086,752)
Brazil Infrastructure Fund*	76,651,180	3,215,277	(10,645,822)	(7,430,545)
India Small Cap Fund*	32,532,831	1,825,275	(10,208,904)	(8,383,629)
India Consumer Fund	2,830,992	336,665	(519,405)	(182,740)
High Income Low Beta Fund	15,190,193	49,865	(794,952)	(745,087)

*	Cost of investments on a tax basis, includes the adjustment for financial reporting purposes, as of the most recently completed Federal income Tax reporting period end.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, expensing of organization cost, mark to market on Passive Foreign Investment Companies securities and deferral of post-October losses. For the period ended March 31, 2011, the components of accumulated earnings (losses) on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Composite Fund	$—	$(639,998)	$3,397,203	$2,757,205
Energy Fund	—	(114,869)	4,592,378	4,477,509
Financials Fund	—	(41,390)	809,089	767,699
Metals & Mining Fund	—	(506,638)	5,929,986	5,423,348
Consumer Fund	—	(390,872)	5,645,742	5,254,870
India Infrastructure Fund	78,483	—	(6,343,892)	(6,265,409)
China Infrastructure Fund	7,374	(2,811)	1,370,712	1,375,275
Brazil Infrastructure Fund	826,481	(186,223)	9,292,823	9,933,081
India Small Cap Fund	—	(8,375)	(4,672,908)	(4,681,283)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

74	EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

Certain net losses incurred after October 31 and within the taxable year or period are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended March 31, 2011, the Funds deferred to April 1, 2011 post October losses of:

Funds	Post October Currency Losses	Post October Capital Losses
Composite Fund	$—	$21,758
Energy Fund	2,345	57,433
Financials Fund	—	25,926
Metals & Mining Fund	1,254	—
Consumer Fund	6,976	383,897
India Infrastructure Fund	—	—
China Infrastructure Fund	—	—
Brazil Infrastructure Fund	—	186,223
India Small Cap Fund	8,375	—

For the period ended March 31, 2011, the Funds listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Funds	Fiscal Year 2018	Fiscal Year 2019
Composite Fund	$—	$586,695
Energy Fund*	—	—
Financials Fund	—	—
Metals & Mining Fund	26,475	423,874
Consumer Fund	—	—
India Infrastructure Fund	—	—
China Infrastructure Fund	—	2,811
Brazil Infrastructure Fund	—	—
India Small Cap Fund	—	—

*	During the period ended March 31, 2011, the Energy Fund utilized capital loss carryforward of $35,360 to offset realized gains.

7. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

EGA Emerging Global Shares Trust	75

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

The Funds have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of September 30, 2011 in valuing the Funds’ assets and liabilities carried at fair value:

	Quoted Prices in Active Market (Level 1)	Other Significant Inputs (Level 2)
Funds	Common Stocks	Common Stocks	Rights	Significant Unobservable Inputs (Level 3)	Total
Composite Fund*	$20,283,022	$—	$—	$—	$20,283,022
Basic Materials Fund*	712,564	—	—	—	712,564
Consumer Goods Fund*	929,512	—	—	—	929,512
Consumer Services Fund*	828,859	—	—	—	828,859
Energy Fund*	14,428,675	—	—	—	14,428,675
Financials Fund*	5,134,162	—	—	—	5,134,162
Health Care Fund*	846,520	—	—	—	846,520
Industrials Fund*	767,789	—	—	—	767,789
Technology Fund*	807,329	—	—	—	807,329
Telecom Fund*	902,088	—	—	—	902,088
Utilities Fund*	771,469	—	—	—	771,469
Metals & Mining Fund*	17,072,016	—	—	—	17,072,016
Consumer Fund*	223,469,931	—	—	—	223,469,931
India Infrastructure Fund**	63,636,080	—	—	—	63,636,080
China Infrastructure Fund**	12,574,030	—	—	—	12,574,030
Brazil Infrastructure Fund**	69,220,635	—	—	—	69,220,635
India Small Cap Fund**	24,128,122	1,497	19,583		24,149,202
India Consumer Fund**	2,648,252	—	—	—	2,648,252
High Income Low Beta Fund*	14,445,106	—	—	—	14,445,106

*	Please refer to the schedule of investments to view securities segregated by country.
**	Please refer to the schedule of investments to view securities segregated by industry type.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended September 30, 2011:

Brazil Infrastructure Fund	Receipts
Balance as of 3/31/2011	$2,562,523
Receipt exercised and exchanged for preferred stock	(2,361,269)
Change in unrealized depreciation	(201,254)
Balance as of 9/30/2011	$—
Net change in unrealized appreciation (depreciation) for investment securities still held at 9/30/11	$—

To estimate fair value, an industry standard valuation model was used based on market approach. The significant input for the valuation model was to value the receipt at the price of its respective parent company.

There were no transfers between Level 1 and Level 2 securities. The Funds did not hold any Level 3 securities as of September 30, 2011.

76	EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

8. INVESTMENT TRANSACTIONS

During the period ended September 30, 2011, the cost of purchases and proceeds from sales of investments (excluding cost of in-kind transactions, proceeds from in-kind sales, and short-term investments) were:

Funds	Purchases	Sales
Composite Fund	$2,092,267	$638,309
Basic Materials Fund	330,722	198,203
Consumer Goods Fund	660,039	343,575
Consumer Services Fund	771,528	484,652
Energy Fund	4,167,020	1,031,158
Financials Fund	1,628,271	1,114,551
Health Care Fund	682,939	311,055
Industrials Fund	909,790	481,693
Technology Fund	619,059	247,134
Telecom Fund	402,098	197,962
Utilities Fund	722,105	366,517
Metals & Mining Fund	3,573,329	909,604
Consumer Fund	35,355,857	5,491,398
India Infrastructure Fund	9,819,225	10,088,636
China Infrastructure Fund	1,869,160	1,544,207
Brazil Infrastructure Fund	18,988,501	11,631,769
India Small Cap Fund	9,762,604	12,382,036
India Consumer Fund	2,845,470	13,703
High Income Low Beta Fund	10,280,078	4,349,798

For the period ended September 30, 2011, the cost of in-kind transactions and proceeds from in-kind sales were as follows:

Funds	Purchases	Sales
Composite Fund	$1,257,683	$5,645,629
Basic Materials Fund	1,705,799	791,977
Consumer Goods Fund	1,346,330	697,809
Consumer Services Fund	2,251,711	1,542,162
Energy Fund	3,011,182	10,049,262
Financials Fund	1,017,019	5,003,481
Health Care Fund	1,336,815	592,564
Industrials Fund	1,181,955	520,450
Technology Fund	1,387,904	637,170
Telecom Fund	1,605,082	780,486
Utilities Fund	1,367,385	599,256
Metals & Mining Fund	—	13,629,402
Consumer Fund	32,994,860	2,610,638
India Infrastructure Fund	—	—
China Infrastructure Fund	4,486,983	5,556,473
Brazil Infrastructure Fund	—	—
India Small Cap Fund	—	—
India Consumer Fund	—	—
High Income Low Beta Fund	11,026,403	1,142,896

EGA Emerging Global Shares Trust	77

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

9. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with ALPS Advisors, Inc. (“ALPS” or the “Adviser”). The Adviser acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the Funds. Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-adviser. For its services, the Trust pays the Adviser an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month. The annual management fee for the following Funds consists of the greater of $400,000 or 0.10% of each Fund’s average daily net assets during the month, but not to exceed $1,000,000 per year:

Composite Fund	Basic Materials Fund
Energy Fund	Financials Fund
Health Care Fund	Industrials Fund
Metals & Mining Fund	Consumer Fund
India Infrastructure Fund	China Infrastructure Fund
Brazil Infrastructure Fund	India Small Cap Fund

In addition, the annual management fee for the Funds listed below consist of the greater of $400,000 plus $33,333.33 per Fund minus any management fees paid to the Adviser by the Funds detailed above, or 0.10% of the average daily net assets of each Fund listed below, but not to exceed annually $1,000,000 plus $83,333.33 for each Fund minus any management fees paid to the Adviser by the Funds detailed above:

Consumer Goods Fund	Consumer Services Fund
Technology Fund	Telecom Fund
Utilities Fund	India Consumer Fund
High Income Low Beta Fund

From time to time, the Adviser may waive all or a portion of its fee.

Emerging Global Advisors, LLC (“EGA”) serves as the sub-adviser to the Funds and provides investment advice and management services to the Funds. EGA supervises the day-to-day investment and reinvestment of the assets in each Fund and is responsible for designating the Deposit Securities and for monitoring each Fund’s adherence to its investment mandate. For its investment sub-advisory services, EGA receives from the Funds an annual fee equal to 0.75% of the average daily net assets of Composite Fund and 0.85% of the average daily net assets of each of the other Funds.

The Trust and EGA have entered into a written fee waiver and expense reimbursement agreement pursuant to which EGA has agreed to reduce and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding 0.85% of average daily net assets (0.75% for Composite Fund and 0.89% for India Consumer Fund) at least until July 31, 2012. Under this fee waiver and expense assumption agreement, EGA retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, and provided such reimbursement does not cause a Fund to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses assumed.

On July 19, 2011, ALPS Holdings, Inc., parent company to the Adviser, announced that it signed a definitive agreement to be acquired by DST Systems, Inc. (the “Transaction”). If completed, the Transaction will cause a change of control of the Adviser, which will terminate the current investment advisory agreement between the Adviser and the Funds. At a meeting held on July 28, 2011, the Funds’ Board considered and approved: (1) a new investment advisory agreement between the Adviser and the Funds; and (2) the submission of a proposal to the Funds’ shareholders to approve the new investment advisory agreement.

Shareholders of each Fund (except the High Income Low Beta Fund and the India Consumer Fund) who owned shares as of August 11, 2011, received a proxy statement for a special meeting of shareholders (“Special Meeting”) that was held on September 27, 2011 for the purpose of voting on approval of the new investment advisory agreement. In a manner consistent with the Trust’s by-laws, the Board adjourned the Special Meeting prior to a shareholder vote with plans to reconvene in the future.

With respect to the High Income Low Beta Fund and the India Consumer Fund, the new investment advisory agreement for the Fund was approved by sole shareholder consent on July 29, 2011, and it will become effective upon the closing of the Transaction.

78	EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

The amounts EGA reimbursed, the amounts available for potential future recoupment by EGA and the expiration schedule at September 30, 2011 are as follows:

		Potential Recoupment Amounts Expiring
Funds	Expenses Reimbursed/Waived	March 31, 2013	March 30, 2014	September 30, 2014	Total Potential Recoupment Amount
Composite Fund	$146,100	$302,447	$355,407	$146,100	$803,954
Basic Materials Fund	42,931	—	—	42,931	42,931
Consumer Goods Fund	43,472	—	—	43,472	43,472
Consumer Services Fund	43,585	—	—	43,585	43,585
Energy Fund	135,334	318,362	202,602	135,334	656,298
Financials Fund	101,206	125,612	207,810	101,206	434,628
Health Care Fund	43,122	—	—	43,122	43,122
Industrials Fund	43,122	—	—	43,122	43,122
Technology Fund	43,392	—	—	43,392	43,392
Telecom Fund	43,328	—	—	43,328	43,328
Utilities Fund	43,456	—	—	43,456	43,456
Metals & Mining Fund	141,519	344,869	301,755	141,519	788,143
Consumer Fund	504,208	—	403,405	504,208	907,613
India Infrastructure Fund	322,425	—	381,030	322,425	703,455
China Infrastructure Fund	113,051	34,768	247,399	113,051	395,218
Brazil Infrastructure Fund	268,466	32,912	478,083	268,466	779,461
India Small Cap Fund	248,423	—	356,162	248,423	604,585
India Consumer Fund	35,504	—	—	35,504	35,504
High Income Low Beta Fund	28,636	—	—	28,636	28,636

The Bank of New York Mellon serves as the Funds’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, provides a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. AFS also provides a Principal Financial Officer to the Trust under a PFO Services Agreement. As compensation for the foregoing services, AFS receives certain out of pocket costs, and fixed and asset-based fees, which are accrued daily and paid monthly by the funds. Compensation for such services is included under the Advisory Agreement.

10. PAYMENTS BY AFFILIATES AND NET GAINS (LOSSES) REALIZED ON TRADING ERROR

As a result of a trade error by the Energy Fund’s former sub-adviser, the Energy Fund experienced an aggregate loss of $73,832, of which $25,000 was reimbursed by the former sub-adviser and $25,000 was reimbursed by EGA, resulting in a net loss to the Energy Fund of $23,832, for the period ended March 31, 2010.

11. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem Shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund.

Only “Authorized Participants” may purchase or redeem shares directly from a Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Distributors. Most retail investors will not qualify as Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Except as discussed below, the consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding Index and an amount of cash. The consideration for the purchase of Creation Units of the Brazil Infrastructure Fund consists solely or partially for cash in U.S. dollars. The consideration for the purchase of Creation Units of a Fund that invests its assets in a wholly owned subsidiary in Mauritius will consist solely or partially for cash in U.S. dollars based on the number of Indian securities included in a Fund’s corresponding Underlying Index. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolio securities.

EGA Emerging Global Shares Trust	79

Notes to Financial Statements (continued)
September 30, 2011 (Unaudited)

12. TRUSTEES’ FEES

The Trust compensates each Trustee who is not an employee of the Adviser, EGA or its affiliates. The interested Trustees do not receive any compensation from the Trust for serving as Trustees.

13. THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during these future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

14. NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

15. FUND NAME CHANGES

The Board approved effective June 23, 2011, the following Fund name and NYSE Arca symbol changes:

Prior Fund Name	New Fund Name	Prior NYSE Arca Symbol	New NYSE Arca Symbol
Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	EGShares GEMS Composite ETF	EEG	AGEM
Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund	EGShares Energy GEMS ETF	EEO	OGEM
Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund	EGShares Financials GEMS ETF	EFN	FGEM

The Board approved effective June 23, 2011, the following Fund name change:

Prior Fund Name	New Fund Name
Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund	EGShares Emerging Markets Metals & Mining ETF

80	EGA Emerging Global Shares Trust

Notes to Financial Statements (concluded)
September 30, 2011 (Unaudited)

The Board approved effective July 29, 2011, the following Fund name changes:

Prior Fund Name	New Fund Name
Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund	EGShares Emerging Markets Consumer ETF
Emerging Global Shares INDXX India Infrastructure Index Fund	EGShares India Infrastructure ETF
Emerging Global Shares INDXX China Infrastructure Index Fund	EGShares China Infrastructure ETF
Emerging Global Shares INDXX Brazil Infrastructure Index Fund	EGShares Brazil Infrastructure ETF
Emerging Global Shares INDXX India Small Cap Index Fund	EGShares India Small Cap ETF

16. SUBSEQUENT EVENTS

The Board approved effective October 28, 2011, the following Fund name change:

Current Fund Name	New Fund Name
EGShares Emerging Markets High Income Low Beta ETF	EGShares Low Volatility Emerging Markets Dividend ETF

The Funds have evaluated subsequent events through the date of issuance of this report and have determined, other than the disclosures stated; there are no material events that impacted the Funds’ financial statements.

EGA Emerging Global Shares Trust	81

Board Review and Approval of Advisory Contracts

A. Board Review and Approval of Previous Investment Advisory Agreement

At the February 24, 2011 Board of Trustees (the “Board”) meeting (the “February 2011 Meeting”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Independent Trustees”), had approved ALPS Advisors to continue to serve as investment adviser to EGShares Energy GEMS ETF, EGShares Emerging Markets Metals & Mining ETF, EGShares GEMS Composite ETF, EGShares Financials GEMS ETF, EGShares China Infrastructure ETF, EGShares Brazil Infrastructure ETF, EGShares India Small Cap ETF, EGShares India Infrastructure ETF, EGShares Emerging Markets Consumer ETF, EGShares Basic Materials GEMS ETF, EGShares Health Care GEMS ETF and EGShares Industrials GEMS ETF (the “Original Funds”). At that meeting, the Board approved the continuation of the investment advisory agreement (the “Original ALPS Advisory Agreement”) between ALPS Advisors and the Trust with respect to each Original Fund, upon the same terms and conditions set forth therein, for the period April 17, 2011 until April 17, 2012.

At the May 19, 2011 Board meeting (the “May 2011 Meeting”), the Board, including the Independent Trustees, approved ALPS Advisors to serve as investment adviser to each Original Fund and to each additional series of the Trust offered to the public (the “Additional Funds” and, together with the Original Funds, the “Funds”). At that meeting, the Board approved an Amended and Restated Investment Advisory Agreement (the “Amended and Restated Advisory Agreement”) between ALPS Advisors and the Trust with respect to each Fund for the period May 19, 2011 until April 17, 2012. Under the Amended and Restated Advisory Agreement, the annual management fee paid by the Trust to ALPS Advisors is based on total assets of the Trust. For the “Original Funds, the annual management fee paid by the Trust to the Adviser is subject to both a minimum amount and a cap. For the Additional Funds, the minimum amount and the cap rise proportionately. The annual management fee paid by the Additional Funds is credited for the annual management fees paid by the Original Funds. The advisory fees paid to ALPS Advisors by the Original Funds, including the minimum and maximum fees, cannot be increased without shareholder approval. Accordingly, under the Amended and Restated Advisory Agreement, the advisory fee for the Original Funds (including the minimum and maximum fees) remained unchanged, and therefore shareholder approval by the Original Funds was not required to adopt the Amended and Restated Investment Advisory Agreement.

At the February 2011 Meeting, the Board had approved EGA to continue to serve as investment sub-adviser to EGShares GEMS Composite ETF, EGShares Emerging Markets Metals & Mining ETF, EGShares Emerging Markets Consumer ETF, EGShares Energy GEMS ETF, EGShares Financials GEMS ETF, EGShares China Infrastructure ETF, EGShares Brazil Infrastructure ETF, EGShares India Infrastructure ETF, and EGShares India Small Cap ETF (the “Operational Funds”). At that meeting, the Board approved the continuation of the sub-advisory agreement (the “Sub-Advisory Agreement”) between EGA and the Trust with respect to each Operational Fund, upon the same terms and conditions set forth therein, for the period April 17, 2011 until April 17, 2012.

At the May 2011 Meeting, the Board approved EGA to continue to serve as investment sub-adviser to EGShares Basic Materials GEMS ETF, EGShares Consumer Goods GEMS ETF, EGShares Consumer Services GEMS ETF, EGShares Health Care GEMS ETF, EGShares Industrials GEMS ETF, EGShares Technology GEMS ETF, EGShares Telecom GEMS ETF, EGShares Utilities GEMS ETF, Emerging Global Shares INDXX China Mid Cap Index Fund, Emerging Global Shares INDXX Brazil Mid Cap Index Fund (the “Non-Operational Funds”) and approved the continuation of the Sub-Advisory Agreement between EGA and the Trust with respect to each Non-Operational Fund, upon the same terms and conditions set forth therein, for the period May 19, 2011 until April 17, 2012.

In connection with considering approval of the Amended and Restated Advisory Agreement and the Sub-Advisory Agreement at the May 2011 Meeting, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering whether to approve the Amended and Restated Investment Advisory Agreement and the continuation of the Sub-Advisory Agreement, the Independent Trustees reviewed the materials provided in advance of the May 2011 Meeting, together with the materials provided at the February 2011 Meeting by ALPS Advisors and EGA, including: (i) clean and blacklined copies of the Amended and Restated Advisory Agreement with ALPS Advisors; (ii) a copy of the Sub-Advisory Agreement with EGA and all amendments thereto; (iii) information describing the nature, quality, and extent of the services that ALPS Advisors will provide to EGShares Consumer Goods GEMS ETF, EGShares Consumer Services GEMS ETF, EGShares Technology GEMS ETF, EGShares Telecom GEMS ETF, EGShares Utilities GEMS ETF, EGShares China Mid Cap ETF, and EGShares Brazil Mid Cap ETF (the “New Funds”), and the fees that ALPS Advisors will charge for such services; (iv) information describing the nature, quality, and extent of the services that EGA will provide to the Non-Operational Funds, and the fees that EGA will charge for such services; (v) information concerning the financial condition, business, operations and compliance program of ALPS Advisors; (vi) information concerning the financial condition, business and operations, portfolio management team and compliance program of EGA; (vii) a copy of the current Form ADV for each of ALPS Advisors and EGA; and (viii) memoranda from Stradley Ronon on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. In addition, the Independent Trustees received data compiled by ETF Database comparing the proposed fee rate for advisory services to be charged to the Trust to fees paid by other exchange-traded funds (“ETFs”) with similar investment objectives and policies at various asset levels.

During their review of this information, the Independent Trustees focused on and analyzed the factors that the Independent Trustees deemed relevant, including: the nature, quality, and extent of the services to be provided to the New Funds and Non-Operational Funds by ALPS Advisors and EGA, respectively; the personnel and operations of ALPS Advisors and EGA; the proposed expense levels of the New Funds

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and Non-Operational Funds as set forth in the ETF Database report; the anticipated profitability, if any, to ALPS Advisors and EGA under the Amended and Restated Advisory Agreement and Sub-Advisory Agreement, respectively; any “fall-out” benefits to ALPS Advisors and EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); the effect of asset growth on the New Funds’ and Non-Operational Funds’ expenses; and possible conflicts of interest. In particular, the Independent Trustees considered and discussed the following:

1. Amended and Restated Investment Advisory Agreement with ALPS Advisors

(a) The nature, extent, and quality of services to be provided to the New Funds by ALPS Advisors. The Independent Trustees reviewed the services that ALPS Advisors would provide to the New Funds. In connection with the investment advisory services to be provided to the New Funds, the Independent Trustees noted the responsibilities that ALPS Advisors would have as the New Funds’ investment adviser, including: overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; ultimate responsibility, subject to oversight by the Board, for oversight of the Trust’s sub-adviser; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and the implementation of Board directives as they relate to the New Funds.

The Independent Trustees reviewed ALPS Advisors’ experience, resources, and strengths in managing other ETFs, including the Funds of the Trust currently operating. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the New Funds were likely to benefit from the nature, quality, and extent of these services, as well as ALPS Advisors’ ability to render such services based on its experience, operations, and resources.

(b) Comparison of services to be provided and fees to be charged by ALPS Advisors and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by ALPS Advisors from the relationship with the New Funds. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid pursuant the Amended and Restated Advisory Agreement with ALPS Advisors, and to contracts of other investment advisers with respect to similar ETFs, including the Funds of the Trust currently operating. In particular, the Independent Trustees compared each New Fund’s proposed advisory fee and projected expense ratios for its first year of operations to other ETFs considered to be in each New Fund’s peer group, as determined by ETF Database. It was noted that EGA has entered into an expense limitation agreement whereby EGA agreed to reimburse expenses and/or waive fees to keep the expenses of each New Fund from exceeding: (i) 0.89% for New Funds that will invest in a related Mauritius company; or (ii) 0.85% for New Funds that will not invest in a related Mauritius company, of the average daily net assets for at least the first year of operations.

After comparing each New Fund’s proposed fee with those of other ETFs in such New Fund’s peer group, and in light of the nature, quality, and extent of services proposed to be provided by ALPS Advisors and the costs expected to be incurred by ALPS Advisors in rendering those services, the Independent Trustees concluded that the fees proposed to be paid to ALPS Advisors with respect to each New Fund was fair and reasonable.

(c) ALPS Advisors’ profitability and the extent to which economies of scale would be realized as the New Funds grow and whether fee levels would reflect such economies of scale.

The Independent Trustees next considered potential economies of scale and the anticipated costs and projected profitability of ALPS Advisors in connection with its serving as investment adviser to the New Funds, including operational costs. The Independent Trustees recognized the uncertainty in launching a new investment product and estimating future asset levels. The Board noted that because ALPS is subject to a maximum flat rate fee, its fee as a percentage of assets under management will eventually begin to decline as asset levels increase.

(d) Investment performance of ALPS Advisors. Because the New Funds had not commenced operations, the Independent Trustees could not consider the investment performance of the New Funds, but did take into account the investment performance of the Funds of the Trust currently operating, for which ALPS Advisors serves as investment adviser

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed advisory fee rates and projected total expense ratios are reasonable in relation to the services to be provided by ALPS Advisors to the New Funds, as well as the costs to be incurred and benefits to be gained by ALPS Advisors in providing such services. As a result, the Independent Trustees decided to recommend to the Board the approval of the Amended and Restated Advisory Agreement with ALPS Advisors.

2. Continuation of Sub-Advisory Agreement with EGA

(a) The nature, extent, and quality of services to be provided to the Non-Operational Funds by EGA. The Independent Trustees reviewed the services that EGA would provide to the Non-Operational Funds. In connection with the sub-advisory services to be provided to the Non-Operational Funds, the Independent Trustees noted the significant responsibilities that EGA would have as the Non-Operational Funds’ sub-adviser, including: implementation of the investment management program of each New Fund; management of the day-to-day investment and reinvestment of the assets in each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; management of intermediate Mauritius entities for those Non-Operational Funds with significant investments in India; and oversight of general portfolio compliance with relevant law.

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Board Review and Approval of Advisory Contracts (continued)

The Independent Trustees reviewed EGA’s experience, resources, strengths and its performance as a sub-adviser to the currently operating Funds of the Trust. In response to a question, Mr. Holderith reiterated the financial viability of EGA he had reported on earlier in the May 2011 Meeting. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the Non-Operational Funds were likely to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services to be provided and fees to be charged by EGA and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by EGA from the relationship with the Non-Operational Funds. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid for sub-advisory services to those of other investment advisers of similar ETFs. In particular, the Independent Trustees compared each Non-Operational Fund’s proposed advisory fee and projected expense ratio for the first year of operations to other ETFs considered to be in each Non-Operational Fund’s peer group, as chosen by ETF Database, including the currently operating series of the Trust. The Board noted that each Non-Operational Fund’s proposed management fee and expenses (after giving effect to the fee waiver and expense limitation arrangements) was generally at the top of the range of the Non-Operational Fund’s peer group.

The Independent Trustees noted that the proposed sub-advisory fee of the EGShares Basic Materials GEMS ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Independent Trustees noted that the proposed sub-advisory fee of the EGShares Consumer Goods GEMS ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Independent Trustees noted that the proposed sub-advisory fee of the EGShares Consumer Services GEMS ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Independent Trustees noted that the proposed sub-advisory fee of the EGShares Health Care GEMS ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Independent Trustees noted that the proposed sub-advisory fee of the EGShares Industrials GEMS ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Independent Trustees noted that the proposed sub-advisory fee of the EGShares Technology GEMS ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Independent Trustees noted that the proposed sub-advisory fee of the EGShares Telecom GEMS ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Independent Trustees noted that the proposed sub-advisory fee of the EGShares Utilities GEMS ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Independent Trustees noted that the proposed sub-advisory fee of the EGShares China Mid Cap ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

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The Independent Trustees noted that the proposed sub-advisory fee of the EGShares Brazil Mid Cap ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Independent Trustees also noted that the projected total expenses (both including and excluding the proposed fee waiver and expense limitation arrangements) of the Fund were at the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Independent Trustees considered the appropriateness of the proposed sub-advisory fees and expense ratios of the Non-Operational Funds compared to the fees and expenses of similar ETFs. The Independent Trustees also considered the costs, including operational costs, and projected profitability of EGA in connection with its serving as sub-adviser to each Non-Operational Fund. The Board noted the additional costs of operating the Non-Operational Funds that will invest in a related Mauritius company in order to invest directly in Indian companies. The Independent Trustees further noted the additional costs associated with registering and operating each of the Mauritius companies. The Independent Trustees noted EGA’s commitment initially to limit each Non-Operational Fund’s expenses through a written fee waiver and expense reimbursement agreement with the Trust, including the circumstances in which the Trust would have to repay fees in excess of the expense cap that were borne by EGA. After comparing each Non-Operational Fund’s proposed fee and expenses with those of other ETFs in the Non-Operational Fund’s peer group, including for those Non-Operational Funds whose fees and expenses were in the maximum range compared to their peer groups, and in light of the nature, quality, and extent of services proposed to be provided by EGA and the costs expected to be incurred by EGA in rendering those services and capping the Non-Operational Funds’ expenses, the Independent Trustees concluded that the fees proposed to be paid to EGA with respect to each Non-Operational Fund was fair and reasonable.

(c) EGA’s profitability and the extent to which economies of scale would be realized as each Non-Operational Funds grows and whether fee levels would reflect such economies of scale. The Independent Trustees considered potential economies of scale. The Independent Trustees were informed that the Non-Operational Funds were not yet a sufficient size to be experiencing economies of scale, and that EGA would consider addressing economies of scale when assets under management reached appropriate levels.

(d) Investment performance of EGA. Because the Non-Operational Funds had not commenced operations, the Independent Trustees could not consider the investment performance of the Non-Operational Funds, but did take into account the investment performance of the currently operating series of the Trust, for which EGA serves as sub-adviser.

Conclusion. No single factor was determinative to the decision of the Independent Trustees. Based on the foregoing and such other matters as were deemed relevant, such as the proposed fee waiver and expense limitation arrangement, the Independent Trustees concluded that the proposed sub-advisory fees and projected total expense ratios are reasonable in relation to the services to be provided by EGA to the Non-Operational Funds, as well as the costs to be incurred and benefits to be gained by EGA in providing such services. As a result, the Independent Trustees determined that the continuation of the Sub-Advisory Agreement with EGA was in the best interests of each Non-Operational Fund.

B. Board Review and Approval of New Investment Advisory Agreement

On July 19, 2011, ALPS Holdings, Inc., parent company to ALPS Advisors, announced that it signed a definitive agreement to be acquired by DST Systems, Inc. (“DST”) through a merger with a wholly owned DST subsidiary (the “Transaction”).

ALPS Advisors currently serves as the investment adviser to each Fund pursuant to an Amended and Restated Advisory Agreement (the “Current Advisory Agreement”). Under the 1940 Act, the Transaction, if consummated, will result in the automatic termination of the Current Advisory Agreement. In order for the management of each Fund to continue uninterrupted, the Board approved a new investment advisory agreement (the “New Investment Advisory Agreements”) with the Trust, subject to shareholder approval.

At an in-person Board meeting held on July 28, 2011 (the “July 2011 Meeting”), the Board of Trustees, including the Independent Trustees, discussed and approved the New Investment Advisory Agreement between ALPS Advisors and the Trust, on behalf of each of the Funds, and determined to recommend that shareholders of each Fund (“Shareholders”) approve the New Investment Advisory Agreement. The Independent Trustees had requested and been provided with detailed materials relating to DST, ALPS Advisors and the Transaction in advance of the July 2011 Meeting. The Independent Trustees had met in executive session with their independent legal counsel prior to and during the July 2011 Meeting to discuss the proposed Transaction and its possible effect on the Funds. At the July 2011 Meeting, the Trustees discussed the Transaction with ALPS Advisors management and a representative of DST, including the strategic rationale for the Transaction, and DST’s general plans and intentions regarding ALPS Advisors. At the July 2011 Meeting, representatives of ALPS Advisors and DST responded to questions from the Board.

In connection with the Board’s review of the New Investment Advisory Agreement, ALPS Advisors and DST advised the Trustees about a variety of matters, including the following:

  No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their Shareholders, including investment management, distribution, or other Shareholder services.

  No material changes are currently contemplated in the management, operation or key personnel of ALPS Advisors under DST.

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  DST has agreed that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts to enable reliance upon the conditions of Section 15(f) of the 1940 Act in relation to the investment advisory services provided by ALPS Advisors to each Fund, including not imposing any “unfair burden” on the Funds for at least two years from the closing of the Transaction (the “Closing”).

In addition to the information provided by ALPS Advisors and DST as described above, the Board also considered, among other factors, the following:

  The reputation, financial strength, and resources of DST.

  The terms and conditions of the New Investment Advisory Agreement, including that each Fund’s contractual fee rate will remain the same as the terms, conditions and contractual fee rate under the Current Advisory Agreement.

  At the February 2011 Meeting and May 2011 Meeting, the Board had performed a full annual review of the Current Investment Advisory Agreement as required by the 1940 Act and determined that ALPS Advisors has the capabilities, resources, and personnel necessary to provide the investment management services currently provided to each Fund. The Board also determined at its previous meetings that the management fees paid by each Fund represented reasonable compensation to ALPS Advisors in light of the services provided, the costs to ALPS Advisors of providing those services, economies of scale experienced by ALPS Advisors, if any, and the fees and other expenses paid by similar funds (based on information provided by ETF Database) and in light of such other matters that the Board considered relevant in the exercise of its reasonable judgment.

  ALPS Holdings has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Investment Advisory Agreement and related agreements and all costs of this proxy solicitation. As a result, the Funds will bear no costs in obtaining Shareholder approval of the New Investment Advisory Agreement.

  EGA will continue as the sub-advisor to the Trust after the Closing, and will continue to manage the day-to-day investment and reinvestment of the assets in each Fund.

Certain of these considerations are discussed in more detail below.

In considering whether to approve the New Investment Advisory Agreement, the Independent Trustees reviewed the materials distributed in advance of the July 2011 Meeting, together with the materials provided at the February 2011 Meeting and May 2011 Meeting by ALPS Advisors, including: (i) the New Investment Advisory Agreement; (ii) memoranda from ALPS Advisors regarding the Transaction; (iii) profile information regarding DST; (iv) information describing the nature, quality, and extent of the services that ALPS Advisors will provide to the Funds, and the fees that ALPS Advisors will charge for such services; (v) information concerning the financial condition, business, operations and compliance program of ALPS Advisors; (vi) memoranda from Stradley Ronon on the ramifications for the Trust of the sale of equity interests of ALPS; and (vii) memoranda from Stradley Ronon on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. In addition, the Independent Trustees reviewed the data previously received from ETF Database comparing the proposed fee rate for advisory services to be charged to the Trust to fees paid by other ETFs with similar investment objectives and policies at various asset levels.

During their review of this information, the Independent Trustees focused on and analyzed the factors that the Independent Trustees deemed relevant, including: the nature, quality, and extent of the services to be provided to the Funds by ALPS Advisors; the personnel and operations of ALPS Advisors; the anticipated profitability, if any, to ALPS Advisors under the New Investment Advisory Agreement; any “fall-out” benefits to ALPS Advisors (i.e., the ancillary benefits realized due to a relationship with the Trust); possible conflicts of interest; and alternatives to approving the New Advisory Agreement.

In making its decision to approve the New Investment Advisory Agreement, the Independent Trustees gave attention to all information furnished. The following discussion identifies the primary factors taken into account by the Board in approving the New Investment Advisory Agreement.

(a) The nature, extent, and quality of services provided to the Funds by ALPS Advisors. The Board considered services provided by ALPS Advisors and its affiliates to the Funds and their Shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreement will be substantially identical to the Current Investment Advisory Agreement, and therefore considered the review conducted at the February 2011 Meeting and the May 2011 Meeting. In this regard, the Board noted ALPS Advisors’ responsibilities as the Funds’ investment adviser, including: overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio; ultimate responsibility, subject to oversight by the Board, for oversight of EGA as sub-adviser to the Trust; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds.

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The Board reviewed ALPS Advisors’ experience, resources, and strengths in managing other ETFs, including the Funds. The Board also considered the fact that the Funds operate under an exemption obtained by ALPS Advisors from the SEC, and that ALPS Advisors is ultimately responsible for overseeing compliance with the exemptive order. Based on their consideration and review of the foregoing information, the Board determined that the Funds were likely to continue to benefit from the nature, quality, and extent of these services, as well as ALPS Advisors’ ability to render such services based on its experience, operations, and resources.

(b) Comparison of services provided and fees charged by ALPS Advisors and other investment advisers to similar clients, and the cost of the services provided and profits realized by ALPS Advisors from the relationship with the Funds. The Board considered the expense comparison data for the Funds that it had previously considered at the February 2011 Meeting and May 2011 Meeting. At those meetings, the Board reviewed information on pricing levels and fee structures for the Funds and a comparative group of similar funds as selected by ETF Database (the “Expense Group”). The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of the Expense Group. The Board had also previously reviewed the costs and profitability of ALPS Advisors in connection with its serving as investment adviser to each Fund, including operational costs, at the February 2011 Meeting and May 2011 Meeting. The Board further noted that, consistent with Section 15(f) of the 1940 Act, DST had agreed that no “unfair burden” would be imposed on the Funds for the first two years after the Closing.

(c) ALPS Advisors’ profitability and the extent to which economies of scale were realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board next considered economies of scale. The Board had previously reviewed the costs and profitability of ALPS Advisors in connection with its serving as investment adviser to each Fund, including operational costs, at the February 2011 Meeting and May 2011 Meeting. The Board noted that because ALPS Advisors is subject to a maximum flat rate fee, its fee as a percentage of assets under management could eventually begin to decline as asset levels increase.

(d) Investment performance of ALPS Advisors. The Board considered the investment performance of the Funds, including tracking error. Although the Board considered performance reports provided throughout the year, the Board gave particular weight to the approval of the Current Investment Advisory Agreement at the February 2011 Meeting and May 2011 Meeting. The Board considered each Fund’s investment performance compared to the benchmark index that each Fund uses for comparison in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the average of the respective Fund’s peer group.

The Board also considered information about the premium/discount history of the Funds previously considered at prior Board meetings, which illustrated the number of times that the market price of the Funds trading on the secondary market closed above or below the net asset value (“NAV”) of the Funds, and by how much, measured in basis points. The Board also noted the proposed continuity of ALPS Advisors’ operations.

(e) Fall-Out Benefits. The Board concluded that DST and ALPS Holdings may derive reputational and other benefits from their association with the Trust, including service relationships with ALPS Fund Services, Inc. and ALPS Distributors, Inc., the extent to which ALPS Holdings might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Trust.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the advisory fee rates were reasonable in relation to the services provided by ALPS Advisors to each Fund, as well as the costs incurred and benefits gained by ALPS Advisors in providing such services. The Board also found the advisory fee rates to be reasonable in comparison to the advisory fee rates charged by advisers to other comparable ETFs of similar size with comparable launch dates. The Board has concluded that the Transaction would not result in an increase in advisory fee rates, and was not expected to result in a decrease in quality or quantity of services from ALPS Advisors, or impose an “unfair burden” on the Funds. The Board concluded that each Fund’s investment performance, including tracking error and premium/discount, was acceptable in light of, among other things, the complexities of the markets in which it invests. As a result, the Board, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rates under each are reasonable in relation to the services provided and that the New Investment Advisory Agreement is in the best interests of the Shareholders.

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Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 171 East Ridgewood Ave., Ridgewood, NJ 07450.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex [2] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January, 2008; Lehman Brothers, Inc., Managing Director, Equity Research Department, January 2004 to January 2008.	32	Daxor Corp. (Medical Products and Biotechnology), since 2004.

Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008; UBS Wealth Management, Chief Administrative Officer, February 1971 to December 2008.	32	None

Jeffrey D. Haroldson, 1957	Trustee	Since 2009	HDG Mansur Capital Group, LLC, President and Chief Operating Officer, since 2004; HSBC Securities (USA), Inc., Executive Managing Director, Head of Investment and Merchant Banking, 2000 to 2003.	32	None

Interested Trustees
Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008; ProFund Advisors, Managing Director, Institutional Sales & Investment Analytics, June 2006 to August 2008; UBS Financial Services, Inc., Director, January 2000 to May 2006.	32	None

James J. Valenti[3], 1947	Trustee and Secretary	Since 2008	Emerging Global Advisors, LLC, Member and Chief Administrative Officer, since September 2008; Private Investor and Independent Consultant, June 2007 to September 2008; Senior Loan Consultant, Bridgepoint Mortgage Company, June 2006 to June 2007; Mercedes Benz, North America, Sales Representative, November 2000 to June 2006.	32	None

[1]	Each Trustee holds office for an indefinite term.
[2]	The “Fund Complex” consists of the Trust, which consists of thirty-two Funds.
[3]	Mr. Holderith and Mr. Valenti are considered to be “interested persons” of the Trust as defined in the 1940 Act, due to their relationship with EGA, the Funds’ sub-adviser.
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Board of Trustees and Officers (Unaudited) (concluded)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Thomas A. Carter ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1966	Treasurer	Since 2009	ALPS Fund Services, Inc., Directors, since October 2005; ALPS Advisors, Inc., President and Directors, since September 2008; ALPS Distributors, Inc., President and Director, since September 2008; FTAM Funds Distributor, Inc., President and Director, since September 2008; ALPS Holdings, Inc., Director, since October 2005; and ALPS ETF Trust, President and Trustee, since March 2008.

Melanie H. Zimdars ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1976	Chief Compliance Officer	Since 2010	ALPS Fund Services, Inc., Deputy Chief Compliance Officer, since September 2009; ALPS ETF Trust, Chief Compliance Officer, since December 2009; EGA Emerging Global Shares Trust, Chief Compliance Officer, since March 2010; Financial Investors Variable Insurance Trust, Chief Compliance Officer, since September 2009; Liberty All-Star Growth Fund, Inc., Chief Compliance Officer, since December 2009; Liberty All-Star Equity Fund, Chief Compliance Officer, since December 2009; Wasatch Funds, Principal Financial Officer, Treasurer and Secretary, February 2007 to December 2008; Wasatch Funds, Assistant Treasurer, November 2006 to February 2007; Wasatch Funds, Senior Compliance Officer, 2005 to December 2008.

[1]	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
EGA Emerging Global Shares Trust	89

General Information (Unaudited)

Investment Advisor
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Sub-Adviser
Emerging Global Advisors, LLC
171 East Ridgewood Ave.
Ridgewood, NJ 07450

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGA Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the funds website www.egshares.com, or by accessing the SEC’s website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Each of the Funds’ premium/discount information that is current o the most recent quarter-end is available by visiting www.egshares.com or by calling 1-201-389-6872.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experience of its management, marketability of shares and other information.

90	EGA Emerging Global Shares Trust

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(201) 389-6872

470 Park Avenue South, 8th Floor
New York, NY 10016
(888) 800-4EGS (4347)
www.egshares.com

EGA Emerging Global Shares Trust

EGShares GEMS Composite ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund)

EGShares Basic Materials GEMS ETF

EGShares Consumer Goods GEMS ETF

EGShares Consumer Services GEMS ETF

EGShares Energy GEMS ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund)

EGShares Financials GEMS ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund)

EGShares Health Care GEMS ETF

EGShares Industrials GEMS ETF

EGShares Technology GEMS ETF

EGShares Telecom GEMS ETF

EGShares Utilities GEMS ETF

EGShares Emerging Markets Metals & Mining ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund)

EGShares Emerging Markets Consumer ETF
   (formerly Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund)

EGShares India Infrastructure ETF
   (formerly Emerging Global Shares INDXX India Infrastructure Index Fund)

EGShares China Infrastructure ETF
   (formerly Emerging Global Shares INDXX China Infrastructure Index Fund)

EGShares Brazil Infrastructure ETF
   (formerly Emerging Global Shares INDXX Brazil Infrastructure Index Fund)

EGShares India Small Cap ETF
   (formerly Emerging Global Shares INDXX India Small Cap Index Fund)

EGShares India Consumer ETF

EGShares Emerging Markets High Income Low Beta ETF

Emerging Global Shares are distributed by ALPS Distributors Inc.

Item 2. Code of Ethics.

Not Applicable for the semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not Applicable for the semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not Applicable for the semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not Applicable for the semi-annual reporting period.

Item 6. Schedule of Investments.

(a)                Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)               Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) Certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: November 22, 2011

By: /s/ Thomas A. Carter

Thomas A. Carter, Chief Financial Officer

Date: November 22, 2011